            ------------------------------------------------------

             PAINEWEBBER                             PAINEWEBBER
     CALIFORNIA TAX-FREE INCOME               NATIONAL TAX-FREE INCOME
                FUND                                    FUND
             PAINEWEBBER                             PAINEWEBBER
        MUNICIPAL HIGH INCOME                 NEW YORK TAX-FREE INCOME
                FUND                                    FUND


                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


o FEDERAL TAX-FREE INCOME
o PROFESSIONAL MANAGEMENT
o PORTFOLIO DIVERSIFICATION
o DIVIDEND AND CAPITAL GAIN REINVESTMENT
o FLEXIBLE PRICING(ServiceMark)
o LOW MINIMUM INVESTMENT
o AUTOMATIC INVESTMENT PLAN
o SYSTEMATIC WITHDRAWAL PLAN
o EXCHANGE PRIVILEGES


PaineWebber California Tax-Free Income Fund and PaineWebber National Tax-Free Income Fund are series of PaineWebber Mutual Fund Trust and PaineWebber Municipal High Income Fund and PaineWebber New York Tax-Free Income Fund are series of PaineWebber Municipal Series (each a 'Trust'). This Prospectus concisely sets forth information about the Funds a prospective investor should know before investing. Please retain this Prospectus for future reference.

A Statement of Additional Information dated November 10, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                            ------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY
                  OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-
               SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  PAINEWEBBER MUNICIPAL HIGH INCOME FUND INVESTS PREDOMINANTLY IN LOWER RATED MUNICIPAL OBLIGATIONS, COMMONLY REFERRED TO AS MUNICIPAL 'JUNK BONDS.' MUNICIPAL
        OBLIGATIONS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH
               RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF
               PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE
                    RISKS ASSOCIATED WITH AN INVESTMENT IN
                                  THIS FUND.

                           ------------------------

               THE DATE OF THIS PROSPECTUS IS NOVEMBER 10, 1995.

                            PAINEWEBBER MUTUAL FUNDS

                              --------------------
                               Prospectus Page 1

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------

                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

     See the body of the Prospectus for more information on the topics discussed in this summary.

The Funds:                       This Prospectus describes four series (each a
                                 'Fund') of open-end management investment companies. Each Fund has its own investment objective and policies.

Investment Objectives and
  Policies:

PaineWebber California           A diversified Fund seeking high current
  Tax-Free Income Fund           income exempt from federal income tax and
  ('California Tax-Free Income   California personal income tax, consistent
  Fund')                         with the preservation of capital and
                                 liquidity within the Fund's quality
                                 standards; invests primarily in investment grade debt obligations of varying maturities issued by the State of California, its municipalities and public authorities.

PaineWebber National Tax-Free    A diversified Fund seeking high current
  Income Fund ('National Tax-    income exempt from federal income tax,
  Free Income Fund')             consistent with the preservation of capital
                                 and liquidity within the Fund's quality
                                 standards; invests primarily in investment grade debt obligations of varying maturities issued by states, municipalities and public authorities.

PaineWebber Municipal High       A non-diversified Fund seeking high current
  Income Fund ('Municipal High   income exempt from federal income tax;
  Income Fund')                  invests primarily in high yield, high risk

                                 medium and lower grade debt obligations of varying maturities issued by states, municipalities and public authorities.

PaineWebber New York Tax-Free    A non-diversified Fund seeking high current
  Income Fund ('New York Tax-    income exempt from federal income tax and New
  Free Income Fund')             York State and New York City personal income
                                 taxes; invests primarily in investment grade debt obligations of varying maturities issued by the State of New York, its municipalities and public authorities.


Total Net Assets at    California Tax-Free Income   National Tax-Free Income
  October 31, 1995:    Fund........$216.0 million   Fund........$455.1 million

                       Municipal High Income        New York Tax-Free Income
                       Fund........$104.3 million   Fund.........$61.6 million


Investment Adviser:              Mitchell Hutchins Asset Management Inc.
                                 ('Mitchell Hutchins'), an asset management subsidiary of PaineWebber Incorporated
                                 ('PaineWebber'), manages over $44.6 billion in assets. See 'Management.'

                              --------------------
                               Prospectus Page 2

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                              PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Purchases:                       Shares of beneficial interest are available
                                 exclusively through PaineWebber and its
                                 correspondent firms for investors who are clients of PaineWebber or those firms
                                 ('PaineWebber clients') and, for other
                                 investors, through PFPC Inc., the Funds' transfer agent ('Transfer Agent').

Flexible Pricing System:         Investors may select Class A, Class B or
                                 Class C shares, each with a public offering price that reflects different sales charges and expense levels. See 'Flexible Pricing
                                 System,' 'Purchases,' 'Redemptions' and
                                 'Conversion of Class B Shares.'


  Class A Shares                 Offered at net asset value plus any
                                 applicable sales charge (maximum is 4% of public offering price).

  Class B Shares                 Offered at net asset value (a maximum
                                 contingent deferred sales charge of 5% is imposed on most redemptions made within six years of date of purchase). Class B shares automatically convert into Class A shares
                                 (which pay lower ongoing expenses)
                                 approximately six years after purchase.

  Class C Shares                 Offered at net asset value without an initial
                                 sales charge (for shares purchased on or after November 10, 1995, a contingent deferred sales charge of 0.75% is imposed on most redemptions made within one year of date of purchase). Class C shares pay higher ongoing expenses than Class A shares and do not convert into another Class.

Exchanges:                       Shares may be exchanged for shares of the
                                 corresponding Class of most PaineWebber
                                 mutual funds.

Redemptions:                     PaineWebber clients may redeem through
                                 PaineWebber; other shareholders must redeem through the Transfer Agent.

Dividends:                       Declared daily and paid monthly; net capital
                                 gain is distributed annually. See 'Dividends and Taxes.'

Reinvestment:                    All dividends and capital gain distributions
                                 are paid in Fund shares of the same Class at net asset value unless the shareholder has requested cash.

Minimum Purchase:                $1,000 for the first purchase; $100 for
                                 subsequent purchases.

Other Features:

  Class A Shares                 Automatic investment   Quantity discounts
                                  plan                   on initial sales charge
                                 Systematic withdrawal  365-day reinstatement
                                  plan                   privilege
                                 Rights of accumulation


  Class B Shares                 Automatic investment   Systematic withdrawal
                                  plan                   plan


  Class C Shares                 Automatic investment   Systematic withdrawal
                                  plan                   plan


                              --------------------
                               Prospectus Page 3

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                              PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

     WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under 'Investment Objectives and Policies.' While no single Fund is intended to provide a complete or balanced investment program, each can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals. The Funds are not suitable for tax-exempt institutions or qualified retirement plans, because those investors cannot take advantage of the tax-exempt character of the Funds' dividends.

          CALIFORNIA TAX-FREE INCOME FUND. The Fund invests primarily in investment grade debt obligations of varying maturities issued by the State of California, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax ('California Obligations'). Accordingly, the Fund is designed for investors seeking income that is exempt from those taxes.

          NATIONAL TAX-FREE INCOME FUND. The Fund invests primarily in investment grade debt obligations of varying maturities issued by states, municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax ('municipal securities' or 'municipal obligations'). Accordingly, the Fund is designed for investors seeking income that is exempt from federal income tax.

          MUNICIPAL HIGH INCOME FUND. The Fund invests primarily in high yield, high risk medium and lower grade municipal obligations that pay interest that is exempt from federal income tax. Accordingly, the Fund is designed for investors seeking high current income that is exempt from federal income tax and who can assume the risks associated with the types of securities in which the Fund invests.

          NEW YORK TAX-FREE INCOME FUND. The Fund invests primarily in investment grade debt obligations of varying maturities issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ('New York

     Obligations'). Accordingly, the Fund is designed for investors seeking income that is exempt from those taxes.

     RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value fluctuates inversely with movements in interest rates. During periods of market uncertainty, the market values of municipal obligations can become volatile. Certain investment grade municipal securities in which the Funds may invest have speculative characteristics, and the lower rated municipal securities in which Municipal High Income Fund may invest are subject to greater risks of default and greater volatility than higher rated securities. The market for lower rated municipal securities may be thinner and less active than for higher rated securities. Municipal High Income Fund may invest without limit in municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax. Each Fund's ability to invest more than 25% of its total assets in municipal securities, the interest on which is paid from similar types of projects, may increase the risk of a Fund investment. The concentration of the investments of New York Tax-Free Income Fund and California Tax-Free Income Fund in New York Obligations and California Obligations, respectively, may subject those Funds to greater risks than an investment company that has a broader range of investments. The States of New York and California and many of their agencies and local governments have been experiencing, and continue to experience, significant financial difficulties, and the credit standings of those States and of certain local governments (including New York City) have been, and could be further, reduced.

                              --------------------
                               Prospectus Page 4

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                              PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

     EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                      SHAREHOLDER TRANSACTION EXPENSES(1)

                                                   CLASS A   CLASS B  CLASS C
                                                   -------   -------  -------
Maximum sales charge on purchases of shares
  (as a percentage of public offering price)......      4%     None     None
Sales charge on reinvested dividends..............   None      None     None
Exchange fee......................................  $5.00     $5.00    $5.00
Maximum contingent deferred sales charge (as a percentage of net asset value at the time of

  purchase or redemption, whichever is lower).....   None(2)      5%    0.75%(3)



                       ANNUAL FUND OPERATING EXPENSES(4)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             CALIFORNIA
                              TAX-FREE                NATIONAL TAX-FREE
                             INCOME FUND                 INCOME FUND
                      -------------------------   -------------------------
                      CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
                      -------  -------  -------   -------  -------  -------
Management fees.....    0.50%    0.50%    0.50%     0.50%    0.50%    0.50%
12b-1 fees(5).......    0.25     1.00     0.75      0.25     1.00     0.75
Other expenses......    0.13     0.14     0.15      0.13     0.14     0.15
                      -------  -------  -------   -------  -------  -------
Total operating
  expenses..........    0.88%    1.64%    1.40%     0.88%    1.64%    1.40%
                      -------  -------  -------   -------  -------  -------
                      -------  -------  -------   -------  -------  -------


                           MUNICIPAL HIGH             NEW YORK TAX-FREE
                             INCOME FUND                 INCOME FUND
                      -------------------------   -------------------------
                      CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
                      -------  -------  -------   -------  -------  -------
Management fees.....    0.60%    0.60%    0.60%     0.60%    0.60%    0.60%
12b-1 fees(5).......    0.25     1.00     0.75      0.25     1.00     0.75
Other expenses......    0.28     0.27     0.28      0.41     0.41     0.40
                      -------  -------  -------   -------  -------  -------
Total operating
  expenses..........    1.13%    1.87%    1.63%     1.26%    2.01%    1.75%
                      -------  -------  -------   -------  -------  -------
                      -------  -------  -------   -------  -------  -------
------------

(1) Sales charge and exchange fee waivers are available for all shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See 'Purchases.'

(2) Purchases of Class A shares of $1 million or more are not subject to an initial sales charge. A contingent deferred sales charge of 1% will be applied to most redemptions of such shares within one year of purchase. See 'Purchases.'

(3) A contingent deferred sales charge of 0.75% will be applied to most redemptions of Class C shares within one year of purchase. See 'Purchases.'

(4) See 'Management' for additional information. In the case of New York

    Tax-Free Income Fund, all expenses are those that would have been experienced by that Fund for the fiscal year ended February 28, 1995 had Mitchell Hutchins and PaineWebber not waived a portion of their fees.

                              --------------------
                               Prospectus Page 5

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                              PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

(5) 12b-1 fees of each Fund have two components, as follows:

                             CLASS A    CLASS B    CLASS C
                             -------    -------    -------
12b-1 service fees........     0.25%      0.25%      0.25%

12b-1 distribution fees...     0.00       0.75       0.50


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                              --------------------
                               Prospectus Page 6

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                   ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
                                   --------  -----------  ----------  ---------
CALIFORNIA TAX-FREE INCOME FUND
Class A Shares (1)................    $49         $67         $ 87       $144
Class B Shares:
     Assuming a complete
       redemption at end of
       period (2)(3)..............    $67         $82         $109       $155
     Assuming no redemption (3)...    $17         $52         $ 89       $155
Class C Shares:
     Assuming a complete
       redemption at end of
       period(2)..................    $22         $44         $ 77       $168
     Assuming no redemption.......    $14         $44         $ 77       $168
NATIONAL TAX-FREE INCOME FUND
Class A Shares (1)................    $49         $67         $ 87       $144
Class B Shares:
     Assuming a complete
       redemption at end of
       period(2)(3)...............    $67         $82         $109       $155
     Assuming no redemption (3)...    $17         $52         $ 89       $155
Class C Shares:
     Assuming a complete
       redemption at end of
       period(2)..................    $22         $44         $ 77       $168
     Assuming no redemption.......    $14         $44         $ 77       $168
MUNICIPAL HIGH INCOME FUND
Class A shares (1)................    $51         $74         $100       $172
Class B Shares:
     Assuming a complete
       redemption at end of
       period (2)(3)..............    $69         $89         $121       $182
     Assuming no redemption (3)...    $19         $59         $101       $182
Class C Shares:
     Assuming a complete
       redemption at end of
       period(2)..................    $24         $51         $ 89       $193
     Assuming no redemption.......    $16         $51         $ 89       $193
NEW YORK TAX-FREE INCOME FUND
Class A Shares (1)................    $52         $78         $106       $186
Class B Shares:

     Assuming a complete
       redemption at end of
       period (2)(3)..............    $70         $93         $128       $197
     Assuming no redemption (3)...    $20         $63         $108       $197
Class C Shares:
     Assuming a complete
       redemption at end of
       period(2)..................    $25         $55         $ 95       $206
     Assuming no redemption.......    $18         $55         $ 95       $206

------------
(1) Assumes deduction at the time of purchase of the maximum 4% initial sales charge.

(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

(3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.

     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Funds' shares.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of a Fund's shares will depend upon, among other things, the level of average net assets, the extent to which a Fund incurs variable expenses, such as transfer agency costs and whether Mitchell Hutchins and PaineWebber reimburse all or a portion of the Fund's expenses and/or waive all or a portion of their advisory and other fees.

                              --------------------
                               Prospectus Page 7

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The tables below provide selected per share data and ratios for one Class A share, one Class B share and one Class C share of each Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Funds' Annual Report to Shareholders for the fiscal year ended February 28, 1995, which is incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the fiscal years ended February 28, 1995 and February 28, 1994, the fiscal period ended February 28, 1993 and each of the three fiscal years in the period ended November 30, 1992 (in the case of California Tax-Free Income Fund and National Tax-Free Income Fund) and each of the five fiscal years in the period ended February 28, 1995 (in the case of Municipal High Income and New York Tax-Free Income Fund) have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. Further information about the performance of each Fund is also included in the Annual Report to Shareholders, which may be obtained without charge. The information appearing below for periods prior to the years ended November 30, 1990 and February 28, 1991 also have been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                    CALIFORNIA TAX-FREE INCOME FUND
                                                    --------------------------------
                                                                CLASS A
                                                    --------------------------------
                                                          FOR THE          FOR THE
                                                           YEARS            THREE
                                                           ENDED            MONTHS
                                                        FEBRUARY 28,        ENDED
                                                    --------------------   FEBRUARY
                                                      1995       1994      28, 1993
                                                    ---------  ---------  ----------
Net asset value, beginning of period..............  $   11.41  $   11.80  $    11.39
                                                    ---------  ---------  ----------
Net increase (decrease) from investment
 operations:
Net investment income.............................       0.58       0.60        0.16
Net realized and unrealized gains (losses) from
 investment transactions..........................      (0.63)     (0.08)       0.58
                                                    ---------  ---------  ----------
Net increase (decrease) from investment
 operations.......................................      (0.05)      0.52        0.74
                                                    ---------  ---------  ----------
Less dividends and distributions:
Dividends from net investment income..............      (0.58)     (0.60)      (0.16)
Distributions from net realized gains from
 investment transactions..........................      (0.10)     (0.31)      (0.17)
                                                    ---------  ---------  ----------
Total dividends and distributions to
 shareholders.....................................      (0.68)     (0.91)      (0.33)
                                                    ---------  ---------  ----------
Net asset value, end of period....................  $   10.68  $   11.41  $    11.80
                                                    ---------  ---------  ----------
                                                    ---------  ---------  ----------
Total investment return(1)........................      (0.18)%      4.46%       6.52%
                                                    ---------  ---------  ----------
                                                    ---------  ---------  ----------
Ratios and supplemental data:
 Net assets, end of period (000's)................  $ 178,234  $ 227,179  $  247,025
 Ratios of expenses to average net assets**.......       0.88%      0.90%       0.99%*
 Ratios of net investment income to average net
   assets**.......................................       5.55%      5.10%       5.61%*
Portfolio turnover rate...........................      10.61%     36.73%       3.42%

                                                                         CALIFORNIA TAX-FREE INCOME FUND
                                                    ---------------------------------------------------------------------------
                                                                                     CLASS A
                                                    ---------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED NOVEMBER 30,
                                                    ---------------------------------------------------------------------------
                                                      1992       1991       1990       1989       1988       1987       1986
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period..............  $   11.13  $   10.94  $   10.95  $   10.67  $   10.40  $   11.23  $    9.94
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease) from investment
 operations:
Net investment income.............................       0.66       0.71       0.78       0.74       0.75       0.75       0.79
Net realized and unrealized gains (losses) from
 investment transactions..........................       0.29       0.22      (0.01)      0.28       0.27      (0.83)      1.29
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease) from investment
 operations.......................................       0.95       0.93       0.77       1.02       1.02      (0.08)      2.08
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
Dividends from net investment income..............      (0.66)     (0.71)     (0.78)     (0.74)     (0.75)     (0.75)     (0.79)
Distributions from net realized gains from
 investment transactions..........................      (0.03)     (0.03)        --         --         --         --         --
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions to
 shareholders.....................................      (0.69)     (0.74)     (0.78)     (0.74)     (0.75)     (0.75)     (0.79)
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....................  $   11.39  $   11.13  $   10.94  $   10.95  $   10.67  $   10.40  $   11.23
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return(1)........................       8.73%      8.84%      6.89%      9.85%     10.02%     (0.74)%     21.69%
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Ratios and supplemental data:
 Net assets, end of period (000's)................  $ 239,851  $ 231,987  $ 211,701  $ 200,398  $ 163,651  $ 158,272  $ 152,015
 Ratios of expenses to average net assets**.......       0.93%      0.83%      0.68%      0.76%      0.73%      0.71%      0.67%
 Ratios of net investment income to average net
   assets**.......................................       5.80%      6.46%      6.78%      6.82%      6.98%      6.96%      7.22%
Portfolio turnover rate...........................      24.78%      2.44%     22.82%      4.02%      7.50%      9.57%      7.13%

                                                       CALIFORNIA
                                                        TAX-FREE
                                                       INCOME FUND
                                                    ------------------
                                                          CLASS A
                                                    ------------------
                                                      FOR THE PERIOD
                                                    SEPTEMBER 16, 1985
                                                      (COMMENCEMENT
                                                      OF OPERATIONS)
                                                     TO NOVEMBER 30,
                                                           1985
                                                    ------------------
Net asset value, beginning of period..............       $  9.57
                                                         -------
Net increase (decrease) from investment
 operations:
Net investment income.............................          0.17
Net realized and unrealized gains (losses) from
 investment transactions..........................          0.37
                                                         -------
Net increase (decrease) from investment
 operations.......................................          0.54
                                                         -------
Less dividends and distributions:
Dividends from net investment income..............         (0.17)
Distributions from net realized gains from
 investment transactions..........................            --
                                                         -------
Total dividends and distributions to
 shareholders.....................................         (0.17)
                                                         -------
Net asset value, end of period....................       $  9.94
                                                         -------
                                                         -------
Total investment return(1)........................          5.07%
                                                         -------
                                                         -------
Ratios and supplemental data:
 Net assets, end of period (000's)................       $63,932
 Ratios of expenses to average net assets**.......          0.04%*
 Ratios of net investment income to average net
   assets**.......................................          7.78%*
Portfolio turnover rate...........................          0.00%

------------------
  + Commencement of issuance of shares.

  * Annualized.

 ** During certain periods presented above, PaineWebber reimbursed the Fund for portions of its operating expenses. If such reimbursements had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 0.74% and 7.15%, respectively, for the year ended November 30, 1986 and 1.26% and 6.56%, respectively, for the period from September 16, 1985 to November 30, 1985.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Formerly Class D shares.

                              --------------------
                               Prospectus Page 8

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                                    CALIFORNIA TAX-FREE INCOME FUND
                                                    ----------------------------------------------------------------
                                                                                CLASS B
                                                    ----------------------------------------------------------------
                                                          FOR THE          FOR THE
                                                           YEARS            THREE         FOR THE     FOR THE PERIOD
                                                           ENDED            MONTHS          YEAR      JULY 1, 1991+
                                                       FEBRUARY 28,         ENDED          ENDED            TO
                                                    -------------------  FEBRUARY 28,   NOVEMBER 30,   NOVEMBER 30,
                                                      1995       1994        1993           1992           1991
                                                    --------   --------  ------------   ------------  --------------
Net asset value, beginning of period..............  $  11.41   $  11.81    $  11.39        $  11.14        $ 10.95
                                                    --------   --------    --------        --------        -------
Net increase (decrease) from investment
 operations:
Net investment income.............................      0.50       0.51        0.14            0.57           0.25
Net realized and unrealized gains (losses) from
 investment transactions..........................     (0.62)     (0.09)       0.59            0.28           0.19
                                                    --------   --------    --------        --------        -------
Net increase (decrease) from investment
 operations.......................................     (0.12)      0.42        0.73            0.85           0.44
                                                    --------   --------    --------        --------        -------
Less dividends and distributions:
Dividends from net investment income..............     (0.50)     (0.51)      (0.14)          (0.57)         (0.25)
Distributions from net realized gains from
 investment transactions..........................     (0.10)     (0.31)      (0.17)          (0.03)            --
                                                    --------   --------    --------        --------        -------
Total dividends and distributions to
 shareholders.....................................     (0.60)     (0.82)      (0.31)          (0.60)         (0.25)
                                                    --------   --------    --------        --------        -------
Net asset value, end of period....................  $  10.69   $  11.41    $  11.81        $  11.39        $ 11.14
                                                    --------   --------    --------        --------        -------
                                                    --------   --------    --------        --------        -------
Total investment return(1)........................     (0.85)%     3.56%       6.50%           7.80%          3.69%
                                                    --------   --------    --------        --------        -------
                                                    --------   --------    --------        --------        -------

Ratios and supplemental data:
 Net assets, end of period (000's)................  $ 33,007   $ 41,979    $ 36,693        $ 30,205       $ 10,743
 Ratios of expenses to average net assets**.......      1.64%      1.65%       1.74%*          1.68%          1.62%*
 Ratios of net investment income to average net
   assets**.......................................      4.78%      4.32%       4.81%*          4.91%          5.02%*
Portfolio turnover rate...........................     10.61%     36.73%       3.42%          24.78%          2.44%

                                                               CALIFORNIA TAX-FREE INCOME FUND
                                                    ---------------------------------------------------
                                                                        CLASS C(2)
                                                    ---------------------------------------------------
                                                          FOR THE
                                                           YEARS         FOR THE THREE   FOR THE PERIOD
                                                           ENDED            MONTHS       JULY 2, 1992+
                                                       FEBRUARY 28,          ENDED             TO
                                                    -------------------  FEBRUARY 28,     NOVEMBER 30,
                                                      1995       1994        1993             1992
                                                    --------   --------  -------------   --------------
Net asset value, beginning of period..............  $  11.40   $  11.79       $ 11.38        $  11.41
                                                    --------   --------       -------        --------
Net increase (decrease) from investment
 operations:
Net investment income.............................      0.53       0.54          0.14            0.21
Net realized and unrealized gains (losses) from
 investment transactions..........................     (0.63)     (0.08)         0.58           (0.03)
                                                    --------   --------       -------        --------
Net increase (decrease) from investment
 operations.......................................     (0.10)      0.46          0.72            0.18
                                                    --------   --------       -------        --------
Less dividends and distributions:
Dividends from net investment income..............     (0.53)     (0.54)        (0.14)          (0.21)
Distributions from net realized gains from
 investment transactions..........................     (0.10)     (0.31)        (0.17)             --
                                                    --------   --------       -------        --------
Total dividends and distributions to
 shareholders.....................................     (0.63)     (0.85)        (0.31)          (0.21)
                                                    --------   --------       -------        --------
Net asset value, end of period....................  $  10.67   $  11.40       $ 11.79        $  11.38
                                                    --------   --------       -------        --------
                                                    --------   --------       -------        --------
Total investment return(1)........................     (0.70)%     3.91%         6.49%           1.28%
                                                    --------   --------       -------        --------
                                                    --------   --------       -------        --------

Ratios and supplemental data:
 Net assets, end of period (000's)................  $ 28,217   $ 53,874      $ 39,029        $ 30,141
 Ratios of expenses to average net assets**.......      1.40%      1.39%         1.48%*          1.39%*
 Ratios of net investment income to average net
   assets**.......................................      5.05%      4.55%         5.06%*          4.79%*
Portfolio turnover rate...........................     10.61%     36.73%         3.42%          24.78%

                              --------------------
                               Prospectus Page 9

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                           NATIONAL TAX-FREE INCOME FUND
                                          ---------------------------------------------------------------
                                                                      CLASS A
                                          ---------------------------------------------------------------
                                                                FOR THE
                                                                 THREE
                                          FOR THE YEARS ENDED    MONTHS        FOR THE YEARS ENDED
                                             FEBRUARY 28,        ENDED             NOVEMBER 30,
                                          -------------------   FEBRUARY   ------------------------------
                                            1995       1994     28, 1993     1992       1991       1990
                                          --------   --------   --------   --------   --------   --------
Net asset value, beginning of period....  $  12.00   $  12.09   $  11.67   $  11.40   $  11.20   $  11.21
                                          --------   --------   --------   --------   --------   --------
Net increase (decrease) from investment
 operations:
Net investment income...................      0.63       0.64       0.17       0.71       0.76       0.78
Net realized and unrealized gains
 (losses) from investment transactions..     (0.73)      0.03       0.55       0.31       0.20      (0.01)
                                          --------   --------   --------   --------   --------   --------
Net increase (decrease) from investment
 operations.............................     (0.10)      0.67       0.72       1.02       0.96       0.77
                                          --------   --------   --------   --------   --------   --------
Less dividends and distributions:
Dividends from net
 investment income......................     (0.63)     (0.64)     (0.17)     (0.71)     (0.76)     (0.78)
Distributions from net realized gains
 from investment transactions...........     (0.01)     (0.12)     (0.13)     (0.04)        --         --
                                          --------   --------   --------   --------   --------   --------
Total dividends and distributions
 to shareholders........................     (0.64)     (0.76)     (0.30)     (0.75)     (0.76)     (0.78)
                                          --------   --------   --------   --------   --------   --------
Net asset value, end of period..........  $  11.26   $  12.00   $  12.09   $  11.67   $  11.40   $  11.20
                                          --------   --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------   --------
Total investment return(1)..............     (0.63)%     5.65%      6.31%      9.21%      8.85%      7.17%
                                          --------   --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------   --------

Ratios and supplemental data:
 Net assets, end of period (000's)......  $346,579   $432,825   $419,596   $396,587   $366,300   $343,539
 Ratios of expenses to average

   net assets...........................      0.88%      0.89%      0.88%*     0.91%      0.83%      0.69%
 Ratios of net investment income to
   average net assets...................      5.62%      5.28%      5.86%*     6.13%      6.66%      7.08%
Portfolio turnover rate.................     59.85%     15.87%      5.36%     21.40%     26.69%     24.45%


                                                           NATIONAL TAX-FREE INCOME FUND
                                          ---------------------------------------------------------------
                                                                      CLASS A
                                          ---------------------------------------------------------------
                                                       FOR THE YEARS ENDED             FOR THE PERIOD
                                                           NOVEMBER 30,               DECEMBER 3, 1984+
                                          -----------------------------------------    TO NOVEMBER 30,
                                            1989       1988       1987       1986           1985
                                          ---------  --------   --------   --------   -----------------
Net asset value, beginning of period....  $   10.98  $  10.64   $  11.48   $  10.28        $   9.57
                                          ---------  --------   --------   --------         -------
Net increase (decrease) from investment
 operations:
Net investment income...................       0.81      0.79       0.78       0.63            0.85
Net realized and unrealized gains
 (losses) from investment transactions..       0.23      0.34      (0.84)      1.20            0.71
                                          ---------  --------   --------   --------         -------
Net increase (decrease) from investment
 operations.............................       1.04      1.13      (0.06)      2.03            1.56
                                          ---------  --------   --------   --------         -------
Less dividends and distributions:
Dividends from net
 investment income......................      (0.81)    (0.79)     (0.78)     (0.63)          (0.85)
Distributions from net realized gains
 from investment transactions...........         --        --         --         --              --
                                          ---------  --------   --------   --------         -------
Total dividends and distributions
 to shareholders........................      (0.81)    (0.79)     (0.78)     (0.83)          (0.85)
                                          ---------  --------   --------   --------         -------
Net asset value, end of period..........  $   11.21  $  10.98   $  10.64   $  11.48        $  10.28
                                          ---------  --------   --------   --------         -------
                                          ---------  --------   --------   --------         -------
Total investment return(1)..............       9.77%    10.85%     (0.50)%    20.49%          16.61%
                                          ---------  --------   --------   --------         -------
                                          ---------  --------   --------   --------         -------
Ratios and supplemental data:
 Net assets, end of period (000's)......  $ 333,314  $307,954   $322,325   $359,439        $154,252
 Ratios of expenses to average
   net assets...........................       0.62%     0.75%      0.78%      0.72%           0.70%*
 Ratios of net investment income to
   average net assets...................       7.32%     7.14%      7.07%      7.39%           8.24%*
Portfolio turnover rate.................      10.57%     1.35%     15.96%      5.38%           6.83%

------------------
 + Commencement of issuance of shares.

* Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Formerly Class D shares.

                              --------------------
                               Prospectus Page 10

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                             NATIONAL TAX-FREE INCOME FUND
                                           -----------------------------------------------------------------
                                                                        CLASS B
                                           -----------------------------------------------------------------
                                                                   FOR THE
                                                                    THREE       FOR THE
                                           FOR THE YEARS ENDED      MONTHS        YEAR       FOR THE PERIOD
                                              FEBRUARY 28,          ENDED        ENDED        JULY 1, 1991+
                                           -------------------     FEBRUARY     NOVEMBER     TO NOVEMBER 30,
                                            1995        1994       28, 1993     30, 1992          1991
                                           -------     -------     --------     --------     ---------------
Net asset value, beginning of period....   $ 11.99     $ 12.08     $ 11.67      $ 11.40          $ 11.19
                                           -------     -------     --------     --------           -----
Net increase (decrease) from investment
 operations:
Net investment income...................      0.54        0.55        0.15         0.62             0.27
Net realized and unrealized gains
 (losses) from investment transactions..     (0.72)       0.03        0.54         0.31             0.21
                                           -------     -------     --------     --------           -----
Net increase (decrease) from investment
 operations.............................     (0.18)       0.58        0.69         0.93             0.48
                                           -------     -------     --------     --------           -----
Less dividends and distributions:
Dividends from net
 investment income......................     (0.54)      (0.55)      (0.15)       (0.62)           (0.27)
Distributions from net realized gains
 from investment transactions...........     (0.01)      (0.12)      (0.13)       (0.04)              --
                                           -------     -------     --------     --------           -----
Total dividends and distributions
 to shareholders........................     (0.55)      (0.67)      (0.28)       (0.66)           (0.27)
                                           -------     -------     --------     --------           -----
Net asset value, end of period..........   $ 11.26     $ 11.99     $ 12.08      $ 11.67          $ 11.40
                                           -------     -------     --------     --------           -----
                                           -------     -------     --------     --------           -----
Total investment return(1)..............     (1.29)%      4.87%       6.02%        8.36%            4.06%
                                           -------     -------     --------     --------           -----
                                           -------     -------     --------     --------           -----

Ratios and supplemental data:
 Net assets, end of period (000's)......   $58,958     $70,988     $50,064      $39,564          $ 8,620
 Ratios of expenses to average
   net assets...........................      1.64%       1.63%       1.63%*       1.65%            1.65%*
 Ratios of net investment income to
   average net assets...................      4.86%       4.50%       5.08%*       5.16%            5.26%*
Portfolio turnover rate.................     59.85%      15.87%       5.36%       21.40%           26.69%

                                                              CLASS C(2)
                                         ----------------------------------------------------
                                                                   FOR THE
                                                                    THREE      FOR THE PERIOD
                                          FOR THE YEARS ENDED       MONTHS     JULY 2, 1992+
                                             FEBRUARY 28,           ENDED            TO
                                         ---------------------   FEBRUARY 28,   NOVEMBER 30,
                                           1995         1994         1993           1992
                                         ---------    --------   ------------  --------------
Net asset value, beginning of period.... $   10.98    $  10.64   $      11.67       $  11.71
                                         ---------    --------   ------------        -------
Net increase (decrease) from investment
 operations:
Net investment income...................      0.57        0.58          0.15            0.23
Net realized and unrealized gains
 (losses) from investment transactions..     (0.73)       0.03          0.55           (0.04)
                                         ---------    --------   ------------        -------
Net increase (decrease) from investment
 operations.............................     (0.16)       0.61          0.70            0.19
                                         ---------    --------   ------------        -------
Less dividends and distributions:
Dividends from net
 investment income......................     (0.57)      (0.58)        (0.15)          (0.23)
Distributions from net realized gains
 from investment transactions...........     (0.01)      (0.12)        (0.13)             --
                                         ---------    --------   ------------        -------
Total dividends and distributions
 to shareholders........................     (0.58)      (0.70)        (0.28)          (0.23)
                                         ---------    --------   ------------        -------
Net asset value, end of period.......... $   11.26    $  12.00   $     12.09   $       11.67
                                         ---------    --------   ------------        -------
                                         ---------    --------   ------------        -------
Total investment return(1)..............     (1.13)%      5.13%         6.18%           1.41%
                                         ---------    --------   ------------        -------
                                         ---------    --------   ------------        -------

Ratios and supplemental data:
 Net assets, end of period (000's)...... $ 101,642    $187,778   $   138,989   $     105,854
 Ratios of expenses to average
   net assets...........................      1.40%       1.37%         1.37%*           1.42%*
 Ratios of net investment income to
   average net assets...................      5.13%       4.75%         5.30%*           5.17%*
Portfolio turnover rate.................     59.85%      15.87%         5.36%           21.40%

                              --------------------
                               Prospectus Page 11

             ------------------------------------------------------
                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                                  MUNICIPAL HIGH INCOME FUND
                                  ------------------------------------------------------------------------------------------
                                                                           CLASS A
                                  ------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED                                  FOR THE
                                  ------------------------------------------------------------------------------     PERIOD
                                                                                                                    JUNE 23,
                                          FEBRUARY 28,             FEBRUARY 29,            FEBRUARY 28,             1987+ TO
                                  -----------------------------    ------------    -----------------------------    FEBRUARY
                                   1995       1994       1993          1992         1991       1990       1989      29, 1988
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Net asset value, beginning of
  period.......................   $ 10.77    $ 10.96    $ 10.29      $   9.92      $ 10.00    $  9.91    $  9.80    $  9.58
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Net increase (decrease) from
  investment operations:
Net investment income..........      0.59       0.61       0.67          0.71         0.72       0.74       0.75       0.50
Net realized and unrealized
  gains (losses) from
  investment transactions......     (0.82)      0.01       0.81          0.44        (0.08)      0.09       0.11       0.22
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Net increase (decrease) from
  investment operations........     (0.23)      0.62       1.48          1.15         0.64       0.83       0.86       0.72
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Less dividends and
  distributions:
Dividends from net investment
  income.......................     (0.59)     (0.61)     (0.67)        (0.71)       (0.72)     (0.74)     (0.75)     (0.50)
Distributions from net realized
  gains from investment
  transactions.................     (0.03)     (0.20)     (0.14)        (0.07)          --         --         --         --
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Total dividends and
  distributions to
  shareholders.................     (0.62)     (0.81)     (0.81)        (0.78)       (0.72)     (0.74)     (0.75)     (0.50)
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Net asset value, end of
  period.......................   $  9.92    $ 10.77    $ 10.96      $  10.29      $  9.92    $ 10.00    $  9.91    $  9.80
                                  -------    -------    -------    ------------    -------    -------    -------    --------
                                  -------    -------    -------    ------------    -------    -------    -------    --------
Total investment return(1).....     (2.03)%     5.77%     15.05%        11.94%        6.69%      8.74%      9.11%      7.23%
                                  -------    -------    -------    ------------    -------    -------    -------    --------
                                  -------    -------    -------    ------------    -------    -------    -------    --------

Ratios and supplemental data:
  Net assets, end of period
    (000's)....................   $63,287    $82,248    $82,251      $ 68,830      $62,559    $61,067    $54,512    $48,515
  Ratios of expenses to average
    net assets**...............      1.13%      1.03%      0.87%         0.75%        0.69%      0.65%      0.60%      0.12%*
  Ratios of net investment
    income to average net
    assets**...................      5.96%      5.52%      6.31%         6.99%        7.32%      7.35%      7.64%      7.63%*
Portfolio turnover rate........     28.44%     23.19%     10.05%        45.93%       19.82%     17.13%     13.95%      0.00%

------------------
  + Commencement of issuance of shares.

  * Annualized.

 ** During some of the periods presented above, PaineWebber/Mitchell Hutchins reimbursed the Fund for a portion of its operating expenses and/or waived all or a portion of its advisory and administration, distribution and transfer agency fees. If such reimbursements and waivers had not been made, for the Class A shares, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.16% and 5.39%, respectively, for the year ended February 28, 1994 and 1.29% and 5.89%, 1.25% and 6.49%, 1.54% and 6.47%, 1.49% and 6.51%, 1.46% and 6.78%,
    and 1.40%* and 6.35%*, respectively, for the year ended February 28, 1993, for the year ended February 29, 1992 and for the years ended February 28, 1991, 1990, 1989, and for the period from June 23, 1987 to February 29, 1988. If such reimbursements and waivers had not been made for the Class B shares, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.90% and 4.61% for the year ended February 28, 1994 and 2.01% and 5.10%, and 1.98%* and 5.32%*, respectively, for the year ended February 28, 1993 and for the period from July 1, 1991 to February 29, 1992. If such reimbursements and waivers had not been made for the Class C shares, the ratios of expenses to average net assets and net investment income to average net assets would have been 1.64% and 4.85%, respectively, for the year ended February 28, 1994 and 1.69%* and 4.97%*, respectively, for the period July 2, 1992 to February 28, 1993.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Formerly Class D shares.
                              --------------------
                               Prospectus Page 12

             ------------------------------------------------------
                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                                  MUNICIPAL HIGH INCOME FUND
                                  -------------------------------------------------------------------------------------------
                                                       CLASS B                                       CLASS C(2)
                                  -------------------------------------------------     -------------------------------------
                                                                         FOR THE                                   FOR THE
                                              FOR THE                    PERIOD               FOR THE              PERIOD
                                            YEARS ENDED               JULY 1, 1991+         YEARS ENDED         JULY 2, 1992+
                                           FEBRUARY 28,                    TO              FEBRUARY 28,              TO
                                  -------------------------------     FEBRUARY 29,      -------------------     FEBRUARY 28,
                                   1995        1994        1993           1992           1995        1994           1993
                                  -------     -------     -------     -------------     -------     -------     -------------
Net asset value, beginning of
  period.......................   $ 10.76     $ 10.96     $ 10.29        $ 10.05        $ 10.77     $ 10.96        $ 10.50
                                  -------     -------     -------         ------        -------     -------     -------------
Net increase (decrease) from
  investment operations:
Net investment income..........      0.52        0.52        0.59           0.42           0.55        0.55           0.36
Net realized and unrealized
  gains (losses) from
  investment transactions......     (0.81)         --        0.81           0.31          (0.82)       0.01           0.47
                                  -------     -------     -------         ------        -------     -------     -------------
Net increase (decrease) from
  investment operations........     (0.29)       0.52        1.40           0.73          (0.27)       0.56           0.83
                                  -------     -------     -------         ------        -------     -------     -------------
Less dividends and
  distributions:
Dividends from net investment
  income.......................     (0.52)      (0.52)      (0.59)         (0.42)         (0.55)      (0.55)         (0.36)
Distributions from net realized
  gains from investment
  transactions.................     (0.03)      (0.20)      (0.14)         (0.07)         (0.03)      (0.20)         (0.01)
                                  -------     -------     -------         ------        -------     -------     -------------
Total dividends and
  distributions to
  shareholders.................     (0.55)      (0.72)      (0.73)         (0.49)         (0.58)      (0.75)         (0.37)
                                  -------     -------     -------         ------        -------     -------     -------------
Net asset value, end of
  period.......................   $  9.92     $ 10.76     $ 10.96        $ 10.29        $  9.92     $ 10.77        $ 10.96
                                  -------     -------     -------         ------        -------     -------     -------------
                                  -------     -------     -------         ------        -------     -------     -------------


Total investment return(1).....     (2.67)%      4.88%      14.81%          6.89%         (2.51)%      5.24%          7.72%
                                  -------     -------     -------         ------        -------     -------     -------------
                                  -------     -------     -------         ------        -------     -------     -------------
Ratios and supplemental data:
  Net assets, end of period
    (000's)....................   $25,823     $32,287     $22,922         $8,176        $23,158     $35,872        $21,638
  Ratios of expenses to average
    net assets**...............      1.87%       1.79%       1.63%          1.50%*         1.63%       1.54%          1.40%*
  Ratios of net investment
    income to average net
    assets**...................      5.21%       4.72%       5.48%          5.80%*         5.48%       4.95%          5.26%*
Portfolio turnover rate........     28.44%      23.19%      10.05%         45.93%         28.44%      23.19%         10.05%

                              --------------------
                               Prospectus Page 13

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                                 NEW YORK TAX-FREE INCOME FUND
                                      ------------------------------------------------------------------------------------
                                                                            CLASS A
                                      ------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED
                                      --------------------------------------------------------------
                                                                                                         FOR THE PERIOD
                                              FEBRUARY 28,          FEBRUARY 29,     FEBRUARY 28,      SEPTEMBER 30, 1988+
                                      ----------------------------  ------------   -----------------     TO FEBRUARY 28,
                                       1995       1994      1993        1992        1991      1990            1989
                                      -------    -------   -------  ------------   -------   -------   -------------------
Net asset value, beginning of
  period............................. $ 11.03    $ 10.99   $ 10.12    $   9.76     $  9.72   $  9.59         $  9.60
                                      -------    -------   -------  ------------   -------   -------        --------
Net increase (decrease) from
  investment operations:
Net investment income................    0.54       0.57      0.63        0.66        0.67      0.70            0.28
Net realized and unrealized gains
  (losses) from investment
  transactions.......................   (0.66)      0.07      0.87        0.36        0.04      0.13           (0.01)
                                      -------    -------   -------  ------------   -------   -------        --------
Net increase (decrease) from
  investment operations..............   (0.12)      0.64      1.50        1.02        0.71      0.83            0.27
                                      -------    -------   -------  ------------   -------   -------        --------
Less dividends and distributions:
Dividends from net investment
  income.............................   (0.54)     (0.57)    (0.63)      (0.66)      (0.67)    (0.70)          (0.28)
Distributions from net realized gains
  from investment transactions.......   (0.10)     (0.03)       --          --          --        --              --
                                      -------    -------   -------  ------------   -------   -------        --------
Total dividends and distributions to
  shareholders.......................   (0.64)     (0.60)    (0.63)      (0.66)      (0.67)    (0.70)          (0.28)
                                      -------    -------   -------  ------------   -------   -------        --------
Net asset value, end of period....... $ 10.27    $ 11.03   $ 10.99    $  10.12     $  9.76   $  9.72         $  9.59
                                      -------    -------   -------  ------------   -------   -------        --------
                                      -------    -------   -------  ------------   -------   -------        --------
Total investment return(1)...........   (0.83)%     5.89%    15.44%      10.80%       7.59%     8.94%           2.25%
                                      -------    -------   -------  ------------   -------   -------        --------
                                      -------    -------   -------  ------------   -------   -------        --------

Ratios and supplemental data:
    Net assets, end of period
      (000's)........................ $32,475    $45,033   $43,443    $ 35,961     $30,173   $21,999         $11,222
    Ratios of expenses to average net
      assets**.......................    1.01%      0.75%     0.34%       0.25%       0.21%     0.00%           0.00%*
    Ratios of net investment income
      to average net assets**........    5.38%      5.13%     6.07%       6.65%       6.93%     7.07%           6.96%*
Portfolio turnover rate..............    6.30%      8.14%     5.76%       5.55%       2.65%     0.00%           0.00%

------------------
  + Commencement of issuance of shares.

  * Annualized.

** During some of the periods presented above, PaineWebber/Mitchell Hutchins reimbursed the Fund for a portion of its operating expenses and/or waived all or a portion of its advisory and administration, distribution and transfer agency service fees. If such reimbursements and waivers had not been made, for the Class A shares the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.26% and 5.13%, 1.25% and 4.63%, 1.47% and 4.94%, 1.53% and
    5.37%, 1.84% and 5.30%, 2.20% and 4.87%, and 3.04%* and 3.92%*,
    respectively, for the years ended February 28, 1995, 1994, 1993, for the year ended February 29, 1992, and for the years ended February 28, 1991 and 1990, and for the period September 30, 1988 to February 28, 1989. If such reimbursements and waivers had not been made for the Class B shares, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 2.01% and 4.83%, 1.99% and 3.86%, 2.19% and 4.13% and 2.20%* and 4.39%*, respectively, for the years ended February 28, 1995, 1994, 1993 and for the period from July 1, 1991 to February 29, 1992. If such reimbursements and waivers had not been made for the Class C shares, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.75% and 4.65%, 1.72% and 4.10%, and 1.83%* and 4.11%*, respectively, for the year ended February 28, 1995, 1994, for the period from July 2, 1992 to February 28, 1993.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) Formerly Class D shares.

                              --------------------
                               Prospectus Page 14

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                 NEW YORK TAX-FREE INCOME FUND
                                       -----------------------------------------------------
                                                              CLASS B
                                       -----------------------------------------------------
                                                    FOR THE
                                                  YEARS ENDED                FOR THE PERIOD
                                                  FEBRUARY 28,                JULY 1, 1991+
                                       ----------------------------------    TO FEBRUARY 29,
                                        1995       1994          1993             1992
                                       -------    -------    ------------    ---------------
Net asset value, beginning of
  period.............................  $ 11.03    $ 10.98      $  10.12          $  9.81
                                       -------    -------    ----------          -------
Net increase (decrease) from
  investment operations:
Net investment income................     0.47       0.49          0.56             0.39
Net realized and unrealized gains
  (losses) from investment
  transactions.......................    (0.66)      0.08          0.86             0.31
                                       -------    -------    ----------          -------
Net increase (decrease) from
  investment operations..............    (0.19)      0.57          1.42             0.70
                                       -------    -------    ----------          -------
Less dividends and distributions:
Dividends from net investment
  income.............................    (0.47)     (0.49)        (0.56)           (0.39)
Distributions from net realized gains
  from investment transactions.......    (0.10)     (0.03)           --               --
                                       -------    -------    ----------          -------
Total dividends and distributions to
  shareholders.......................    (0.57)     (0.52)        (0.56)           (0.39)
                                       -------    -------    ----------          -------
Net asset value, end of period.......  $ 10.27    $ 11.03      $  10.98          $ 10.12
                                       -------    -------    ----------          -------
                                       -------    -------    ----------          -------
Total investment return(1)...........    (1.57)%     5.19%        14.35%            6.80%
                                       -------    -------    ----------          -------
                                       -------    -------    ----------          -------
Ratios and supplemental data:

    Net assets, end of period
      (000's)........................  $14,660    $19,193      $ 13,776          $ 6,026
    Ratios of expenses to average net
      assets**.......................     1.76%      1.51%         1.10%            1.00%*
    Ratios of net investment income
      to average net assets**........     4.63%      4.34%         5.22%            5.59%*
Portfolio turnover rate..............     6.30%      8.14%         5.76%            5.55%

                                               NEW YORK TAX-FREE INCOME FUND
                                       ------------------------------------------
                                                       CLASS C(2)
                                       ------------------------------------------
                                               FOR THE
                                             YEARS ENDED          FOR THE PERIOD
                                            FEBRUARY 28,           JULY 2, 1992+
                                       -----------------------    TO FEBRUARY 28,
                                        1995          1994             1993
                                       -------    ------------    ---------------
Net asset value, beginning of
  period.............................  $ 11.03      $  10.99          $ 10.45
                                       -------    ----------      -----------
Net increase (decrease) from
  investment operations:
Net investment income................     0.49          0.51             0.36
Net realized and unrealized gains
  (losses) from investment
  transactions.......................    (0.65)         0.07             0.54
                                       -------    ----------      -----------
Net increase (decrease) from
  investment operations..............    (0.16)         0.58             0.90
                                       -------    ----------      -----------
Less dividends and distributions:
Dividends from net investment
  income.............................    (0.49)        (0.51)           (0.36)
Distributions from net realized gains
  from investment transactions.......    (0.10)        (0.03)              --
                                       -------    ----------      -----------
Total dividends and distributions to
  shareholders.......................    (0.59)        (0.54)           (0.36)
                                       -------    ----------      -----------
Net asset value, end of period.......  $ 10.28      $  11.03          $ 10.99
                                       -------    ----------      -----------
                                       -------    ----------      -----------
Total investment return(1)...........   (1.20)%        5.35%            8.38%
                                       -------    ----------      -----------
                                       -------    ----------      -----------
Ratios and supplemental data:
    Net assets, end of period
      (000's)........................  $21,095      $ 38,165          $19,553
    Ratios of expenses to average net
      assets**.......................     1.52%         1.27%            0.90%*
    Ratios of net investment income
      to average net assets**........     4.89%         4.55%            5.04%*
Portfolio turnover rate..............     6.30%         8.14%            5.76%

                              --------------------
                               Prospectus Page 15

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                          FLEXIBLE PRICING SYSTEM
--------------------------------------------------------------------------------

                         DIFFERENCES AMONG THE CLASSES

The primary distinctions among the Classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.

                                   ANNUAL 12B-1 FEES
                                   (AS A % OF AVERAGE
                                         DAILY
                SALES CHARGE          NET ASSETS)        OTHER INFORMATION
            --------------------  --------------------  --------------------
CLASS A     Maximum initial       Service fee of 0.25%  Initial sales charge
            sales                                       waived
            charge of 4% of the                         or reduced for
            public                                      certain
            offering price                              purchases

CLASS B     Maximum contingent    Service fee of 0.25%  Shares convert to
            deferred sales        Distribution fee of   Class A
            charge of             0.75%                 shares approximately
            5% upon redemption;                         six
            declines to zero                            years after issuance
            after six years

CLASS C     Contingent deferred   Service fee of 0.25%           --
            sales charge of       Distribution fee of
            0.75% upon            0.50%
            redemption for first
            year

               FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.


SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% applies to most redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 0.75% applies to most redemptions made within the first year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $100,000 and Class A share purchases made under a Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.

ONGOING ANNUAL EXPENSES. Class A, B and C shares of each Fund pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75%, and Class C shares pay an annual 12b-1 distribution fee of 0.50%, of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.

For example, assuming a constant net asset value, the cumulative distribution fees on a Fund's Class B and Class C shares would approximate the expense of the 4% maximum initial sales charge on the

                              --------------------
                               Prospectus Page 16

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

Class A shares if the shares were held for approximately 5 1/2 years in the case of the Class B shares and approximately 8 years in the case of the Class C shares. The cumulative distribution fees on the Class C shares would approximate the cumulative distribution fees on the Class B shares if the shares were held for 9 years. Thus, an investor who would be subject to the maximum initial sales charge on Class A shares and who expects to hold a Fund's shares for less than 8 years generally should expect to pay the lowest cumulative expenses by purchasing Class C shares.


The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The 'Example of Effect of Fund Expenses' under 'Prospectus Summary' shows for each Fund the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5%.

                               OTHER INFORMATION

PaineWebber investment executives may receive different levels of compensation for selling one particular Class of shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.

See 'Purchases,' 'Redemptions' and 'Management' for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for Class A, B and C shares of each Fund. See also 'Conversion of Class B Shares,' 'Dividends and Taxes,' 'Valuation of Shares' and 'General Information' for other differences among the three Classes.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

                           INVESTMENT OBJECTIVES AND
                              PRIMARY INVESTMENTS

The investment objective of CALIFORNIA TAX-FREE INCOME FUND is to provide high current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund seeks to invest 100% of its net assets in California Obligations and, except under unusual market conditions, invests at least 80% of its net assets in California Obligations that pay interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT') ('AMT exempt interest'). See 'Other Investment Policies.'

The investment objective of NATIONAL TAX-FREE INCOME FUND is to provide high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund seeks to invest 100% of its net assets in municipal obligations with varying maturities. Except under unusual market conditions, the Fund invests at least 80% of its net assets in municipal obligations that pay AMT exempt interest. See 'Other Investment Policies.'

The investment objective of MUNICIPAL HIGH INCOME FUND is to provide high current income exempt from federal income tax. Except under unusual market conditions, the Fund invests at least 80% of its net assets in municipal obligations. The Fund may invest without limit in municipal obligations that pay interest that is not AMT exempt interest. To date, the Fund has not purchased such obligations.


The investment objective of NEW YORK TAX-FREE INCOME FUND is to provide high current income exempt from federal income tax and from New York State and New York City personal income taxes. The Fund seeks to invest 100% of its net assets in New York Obligations and, except under unusual market conditions, invests at least 80% of its net assets in New York Obligations that pay AMT exempt interest. See 'Other Investment Policies.'

                              --------------------
                               Prospectus Page 17

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

National Tax-Free Income Fund and Municipal High Income Fund each may invest in municipal obligations of issuers in any state that meet the particular Fund's investment standards and pay interest that is exempt from federal income tax. California Tax-Free Income Fund and New York Tax-Free Income Fund normally invest only in municipal obligations that are California Obligations and New York Obligations, respectively. Municipal obligations include, but are not limited to, municipal bonds, floating rate and variable rate municipal obligations, inverse floaters, participation interests in municipal bonds, tax-exempt commercial paper, tender option bonds and short-term municipal notes. Municipal bonds include industrial development bonds ('IDBs'), municipal lease obligations and certificates of participation therein, put bonds and private activity bonds ('PABs'). Each Fund also may invest in stand-by commitments, as described in the Statement of Additional Information. No Fund may invest more than 10% of its total assets in inverse floaters. Because most PABs do not pay AMT exempt interest, none of California Tax-Free Income Fund, National Tax-Free Income Fund and New York Tax-Free Income Fund will invest more than 20% of its net assets in such PABs, except under unusual market conditions. The principal municipal obligations in which the Funds invest are described in Appendix A to this Prospectus.

There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment limitations described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. In addition, California Tax-Free Income Fund's policy of investing at least 80% of its net assets in California Obligations that pay AMT exempt interest, National Tax-Free Income Fund's policy of investing at least 80% of its net assets in municipal obligations that pay AMT exempt interest, Municipal High Income Fund's policy of investing at least 80% of its net assets in municipal obligations and New York Tax-Free Income Fund's policy of investing at least 80% of its net assets in New York Obligations that pay AMT exempt interest, may not be changed without shareholder approval. All other investment policies may be changed without shareholder approval by the appropriate Trust's board of trustees.

                           OTHER INVESTMENT POLICIES

                                AND RISK FACTORS

CREDIT QUALITY. Each Fund invests only in municipal securities that present acceptable credit risks in the judgment of Mitchell Hutchins and, with the exception of Municipal High Income Fund, that at the time of purchase are rated at least Baa or MIG-2 by Moody's Investors Service, Inc. ('Moody's'), BBB or SP-2 by Standard & Poor's, a division of The McGraw Hill Companies, Inc., ('S&P'), have been assigned an equivalent rating by another nationally recognized statistical rating organization ('NRSRO') or, if unrated, are determined by Mitchell Hutchins to be of comparable quality. Except as described below, Municipal High Income Fund invests at least 65% and seeks to invest 100% of its net assets in medium and lower grade municipal obligations. Medium grade municipal obligations are of investment grade quality and are rated A, Baa or MIG-2 by Moody's, A, BBB or SP-2 by S&P, have been assigned an equivalent rating from another NRSRO or, if unrated, are determined by Mitchell Hutchins to be of comparable quality. Lower grade municipal obligations are those rated Ba, B, MIG-3 or MIG-4 by Moody's, BB, B or SP-3 by S&P, have an equivalent rating from another NRSRO or, if unrated, are determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins does not intend during the coming year to invest Municipal High Income Fund's assets in securities rated lower than B by Moody's or S&P at the time of purchase. Medium and lower grade municipal securities generally offer a higher current yield than higher rated securities, but also carry greater investment risk. See 'Yield and Risk Factors' and 'Risks of Lower Rated Securities.'

Municipal High Income Fund also may invest up to 35%, and temporarily may invest more than 35%, of its net assets in higher grade municipal securities if Mitchell Hutchins considers such a strategy to be appropriate. For example, Municipal High Income Fund might make such investments when the difference in returns between different grades of municipal securities is very narrow, Mitchell Hutchins expects interest rates to rise or the availability of medium and lower grade securities is limited. Investments in higher grade securities may result in lower yield than if the Fund were fully invested in medium and lower grade issues.

                              --------------------
                               Prospectus Page 18

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

During the 1995 fiscal year, Municipal High Income Fund had 100% of its average annual net assets in municipal securities that received a rating from Moody's or S&P. Municipal High Income Fund had the following percentages of its average annual net assets invested in rated securities: AAA/Aaa (including cash items and repurchase agreements)-- 9.9%, AA/Aa--9.2%, A/A--24.7%, BBB/Baa--43.8%, BB/Ba--9.7%, B/B--2.7%, CCC/Caa--0%, CC/Ca-- 0%, C/C--0%, and D--0%. Municipal
securities that received different ratings from Moody's and S&P were assigned to the lower rating category. It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended February

28, 1995, and is not necessarily representative of the Fund's assets at the end of that fiscal year, the current fiscal year or any other time in the future.

Moody's and S&P may assign equivalent ratings to those described above for specific categories of securities. See the Statement of Additional Information and Appendix B to this Prospectus for further information about Moody's and S&P ratings.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a 'when-issued' basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

YIELD AND RISK FACTORS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed-income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Further, if general market interest rates are increasing, the prices of municipal obligations ordinarily will decrease and, if rates decrease, the opposite generally will be true. During periods of market uncertainty, the market values of fixed income securities can become volatile. Each Fund may invest in municipal securities with a broad range of maturities, based on Mitchell Hutchins' judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Accordingly, the average weighted maturity of each Fund's portfolio may vary.

Ratings of municipal securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Mitchell Hutchins will consider such an event in deciding whether a Fund should continue to hold the security but is not required to dispose of it. However, in the event that, due to a downgrade of one or more debt securities, an amount in excess of 5% of the net assets of California Tax-Free Income Fund, National Tax-Free Income Fund or New York Tax-Free Income Fund is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of these securities to the extent necessary to ensure that the Fund's holdings of these securities do not exceed 5% of its net assets. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Securities rated BBB by S&P or Baa by Moody's are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade municipal securities. In addition, future federal, state and local laws may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid

                              --------------------
                               Prospectus Page 19

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

by a Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of municipal securities and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; Mitchell Hutchins will rely on such opinions without independent investigation.

Municipal High Income Fund and New York Tax-Free Income Fund are each 'non-diversified,' as that term is defined in the Investment Company Act of 1940 ('1940 Act'). Each intends to continue to qualify as a 'regulated investment company' for federal income tax purposes. See 'Dividends and Taxes.' This means, in general, that more than 5% of each Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. Although Mitchell Hutchins anticipates that normally each Fund's portfolio will include the securities of a number of different issuers, each of these Funds may be subject to greater risk with respect to its portfolio securities than a 'diversified' investment company, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's yield and the net asset value of Fund shares.

Each Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security also might affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. The Funds may be subject to greater risk than other funds that do not follow this practice.

RISKS OF LOWER RATED SECURITIES. Municipal High Income Fund's policy of investing a portion of its assets in lower rated securities entails greater risks than those associated with investment in higher rated securities. Municipal securities rated below investment grade are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as municipal 'junk bonds.' Lower rated municipal securities generally offer a higher current yield than higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions, in economic conditions in the issuer's geographic area and in the industries or activities in which the issuer is engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

In addition, medium and lower grade municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit Municipal High Income Fund's ability to acquire such securities and also may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. This may be especially true of unrated securities. Although unrated securities are not necessarily of lower quality than rated securities, the market for rated securities generally is broader than that for unrated issues. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

Although Mitchell Hutchins will attempt to minimize the speculative risks associated with investments in lower rated securities through credit analysis and monitoring and attention to current trends in interest rates and other factors, investors should carefully review the investment objective and policies of Municipal High Income Fund and consider their ability to assume the investment risks involved before making an investment.

RISKS OF CALIFORNIA OBLIGATIONS. California Tax-Free Income Fund's investment concentration in California Obligations involves greater risks than if it selected its investments from a broader geographic region. The Fund's yield and net asset value per share can be affected by political and economic developments within the State of California ('California'), and by the financial condition of California, its public authorities and political subdivisions. California suffered a severe recession between 1990-1993, resulting in significant revenue

                              --------------------
                               Prospectus Page 20

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

shortfalls for both the State and local governments, and increased social service expenses. During this period, the State of California's credit ratings were downgraded. Since the start of 1994, the State economy has been in a steady recovery, and the State's fiscal condition has improved. State assistance to local governments has been reduced since 1992, and a number of local agencies, especially counties, continue to face serious budgetary constraints.


In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives could result in adverse consequences affecting California Obligations. These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California Obligations. A more detailed discussion of the risks of investing in California Obligations is included in the Statement of Additional Information.

RISKS OF NEW YORK OBLIGATIONS. New York Tax-Free Income Fund's investment concentration in New York Obligations involves greater risks than if it invested in the securities of a broader range of issuers. The Fund's yield and the value of its portfolio can be affected by political and economic developments within the State of New York ('State'), and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York ('City'). Although the State reduced its accumulated General Fund deficits and experienced operating surpluses in fiscal year ('FY') 1991-92 through FY1993-94, it continues to experience substantial financial difficulties related to the recent recession resulting in, among other things, reductions in General Fund receipts. An estimated budget gap of approximately $4.7 billion is projected for FY1995-96, unless numerous and substantial corrective measures are successfully implemented. The City (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments are also experiencing serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial, broad-based and recurring revenue shortfalls. The credit standings of the State and the City have been, and could be further, reduced; and their ability to provide assistance to its public authorities and political subdivisions has been, and could be further, impaired. A more detailed discussion of the risks of investing in New York Obligations is included in the Statement of Additional Information.

OTHER INVESTMENT POLICIES. During unusual market conditions, including when in the opinion of Mitchell Hutchins there are insufficient suitable municipal obligations available, each of California Tax-Free Income Fund, National Tax-Free Income Fund and New York Tax-Free Income Fund, for defensive purposes, temporarily may invest more than 20% of its net assets in other municipal obligations. For this purpose, 'suitable municipal obligations' means, in the case of California Tax-Free Income Fund, California Obligations that pay AMT exempt interest, in the case of National Tax-Free, municipal obligations that pay AMT exempt interest and, in the case of New York Tax-Free Income Fund, New York Obligations that pay AMT exempt interest. 'Other municipal obligations' means municipal obligations that pay interest that is exempt from federal income tax but is subject to California personal income tax (in the case of California Tax-Free Income Fund), New York personal income tax (in the case of New York Tax-Free Income Fund) or is not AMT exempt interest.

Each Fund expects that under normal circumstances it will maintain needed liquidity through the purchase of short-term municipal securities, including tender option bonds. However, when Mitchell Hutchins believes unusual circumstances warrant a defensive position, including when in the opinion of Mitchell Hutchins no suitable municipal obligations are available, each Fund temporarily and without percentage limit may hold cash and invest in taxable money market instruments, including repurchase agreements. Interest earned from such taxable investments will be taxable to investors as ordinary income when distributed. If a Fund holds cash, the cash would not earn income and would reduce the Fund's yield.

Each Fund is authorized to engage in certain option income strategies and to use options and futures in hedging strategies, all of which may generate taxable income. None of the Funds have engaged in these strategies in the past or have any intention of so doing during the coming year. A discussion of these strategies is included in the Statement of Additional Information. Each Fund may borrow money for emergency or temporary purposes, but not in excess

                              --------------------
                               Prospectus Page 21

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

of 10% of its total assets. No Fund will invest more than 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the appropriate Trust's board of trustees.

--------------------------------------------------------------------------------
                                   PURCHASES
--------------------------------------------------------------------------------

GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon most redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 0.75% payable on most redemptions made within one year of purchase. Class C shares do not convert into another Class. See 'Flexible Pricing System' and 'Conversion of Class B Shares.'

Shares of the Funds are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment for each Fund is $1,000 and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates and participants in a Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see 'Valuation of Shares') after the order is received by PaineWebber's New York City offices or by the Transfer

Agent, plus any applicable sales charge for Class A shares. Each Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ('NYSE') is open for business.

PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Funds through the Transfer Agent. Shares of a Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer Agent: PFPC Inc.,
Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

INITIAL SALES CHARGE--CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                              --------------------
                               Prospectus Page 22

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                 INITIAL SALES CHARGE SCHEDULE-- CLASS A SHARES

                               SALES CHARGE AS A
                                 PERCENTAGE OF       DISCOUNT TO
                             ---------------------     SELECTED
                                        NET AMOUNT   DEALERS AS A
                                         INVESTED     PERCENTAGE
                             OFFERING   (NET ASSET   OF OFFERING
    AMOUNT OF PURCHASE        PRICE       VALUE)        PRICE
---------------------------  --------   ----------   ------------
Less than $100,000             4.00%       4.17%           3.75%
$100,000 to $249,999           3.00        3.09            2.75
$250,000 to $499,999           2.25        2.30            2.00
$500,000 to $999,999           1.75        1.78            1.50
$1,000,000 and over (1)        None        None            1.00

------------------
(1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources. Most redemptions of these shares within one year of purchase will be subject to a contingent deferred sales charge of 1%. See 'Contingent Deferred Sales Charge--Class A Shares.'

Mitchell Hutchins may at times agree to reallow a higher discount to PaineWebber, as primary dealer for each Fund's shares, than those shown above. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an 'underwriter' under the Securities Act of 1933.

REDUCED SALES CHARGE PLANS--CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of a Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits a Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.

An 'eligible group of related Fund investors' includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ('IRA'), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.

SALES CHARGE WAIVERS--CLASS A SHARES. Class A shares are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See 'Exchanges.' In addition, Class A shares may be purchased without a sales charge, and exchanges of any Class of shares may be made without the $5.00 exchange fee, by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual funds, their spouses, parents and children and advisory clients of Mitchell Hutchins.

Class A shares also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided
(1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.

Certificate holders of certain municipal bond trusts ('MBTs') sponsored by PaineWebber may acquire Class A shares of the Funds without regard to the minimum investment requirements and without sales charges by electing to have distributions from their MBT investment automatically invested in Class A shares. In addition, certificate holders who have had past MBT distributions reinvested through the MBT reinvestment program may, upon redemption of those reinvestment units, invest the full amount of all redemption proceeds in shares of a Fund, also without sales charges and without regard to minimum investment requirements.

                              --------------------
                               Prospectus Page 23

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES.  Class A shares purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge upon redemption equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class A shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class A shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class A shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see 'Contingent Deferred Sales Charge-- Class B Shares'). Class A shares held one year or longer and Class A shares acquired through reinvestment of dividends or capital gains distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS A SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The public offering price of the Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon most redemptions of Class B shares.

The maximum contingent deferred sales charge for Class B shares equals 5% of lower of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class B shares held six years or longer and Class B shares acquired through reinvestment of dividends or capital gains distributions are not subject to the contingent deferred sales charge. The following table shows the contingent deferred sales charge percentages charged in each year following purchase:

                                                   CONTINGENT DEFERRED
                                                    SALES CHARGE AS A
                 REDEMPTION                         PERCENTAGE OF NET
                   DURING                              ASSET VALUE
---------------------------------------------   -------------------------
1st Year Since Purchase......................               5%
2nd Year Since Purchase......................               4
3rd Year Since Purchase......................               3
4th Year Since Purchase......................               2
5th Year Since Purchase......................               2
6th Year Since Purchase......................               1
7th Year Since Purchase......................             None

In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gains distributions and then of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber mutual funds, and Class B shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for most redemptions in connection with each Fund's systematic withdrawal plan. In addition, the contingent deferred sales charge will be waived where a total or partial redemption is made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in

                              --------------------
                               Prospectus Page 24

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

PURCHASES OF CLASS C SHARES. The public offering price of the Class C shares is the next determined net asset value. No initial sales charge is imposed.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. Class C shares held less than one year will be subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class C shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class C shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class C shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see 'Contingent Deferred Sales Charge--Class B

Shares'). Redemptions of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased that were subsequently exchanged into Class C shares of the Fund. Class C shares held one year or longer and Class C shares acquired through reinvestment of dividends or capital gains distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS C SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

--------------------------------------------------------------------------------
                                   EXCHANGES
--------------------------------------------------------------------------------

Shares of each Fund may be exchanged for shares of the corresponding Class of other PaineWebber mutual funds or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of shares of PaineWebber mutual funds acquired through an exchange. A $5.00 exchange fee is charged for each exchange, and exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

The other PaineWebber mutual funds with which Fund shares may be exchanged include:

PAINEWEBBER INCOME FUNDS

o Global Income Fund

o High Income Fund

o Investment Grade Income Fund

o Low Duration U.S. Government Income Fund

o Strategic Income Fund

o U.S. Government Income Fund

PAINEWEBBER GROWTH FUNDS

o Capital Appreciation Fund

o Emerging Markets Equity Fund

o Global Equity Fund


o Growth Fund

o Regional Financial Growth Fund

o Small Cap Growth Fund

o Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

o Balanced Fund

o Growth and Income Fund

o Tactical Allocation Fund

o Utility Income Fund

                              --------------------
                               Prospectus Page 25

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

PAINEWEBBER MONEY MARKET FUND

PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificate form. Shareholders who are not PaineWebber clients or who hold their shares in certificate form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See 'Valuation of Shares.' Shares of the Funds purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired through such exchange may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.

--------------------------------------------------------------------------------
                                  REDEMPTIONS
--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise:
Class A shares, then Class C shares, and finally Class B shares.

REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As each Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption re quests to PaineWebber's New York City offices.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution

                              --------------------
                               Prospectus Page 26

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'

ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Fund within 365 days of the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.

--------------------------------------------------------------------------------
                          CONVERSION OF CLASS B SHARES
--------------------------------------------------------------------------------

A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. See 'Valuation of Shares.' If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.

--------------------------------------------------------------------------------
                         OTHER SERVICES AND INFORMATION
--------------------------------------------------------------------------------

Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Funds through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in a Fund. In addition to

                              --------------------
                               Prospectus Page 27

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of 'dollar cost averaging.' When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own non-certificated Class A or Class C shares with a value of $5,000 or more or Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends reinvested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. Provided that the shareholder does not withdraw an amount exceeding 12% (in the first year after purchase for Class A and Class C shares, annually for Class B shares) of his or her 'Initial Account Balance,' a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no contingent deferred sales charge is imposed on such withdrawals. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

TRANSFER OF ACCOUNTS. If a shareholder holding shares of a Fund in a PaineWebber brokerage account transfers his or her brokerage account to another firm, the Fund shares normally will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to a Fund, the shareholder may be able to hold Fund Shares in an account with the other firm.

--------------------------------------------------------------------------------
                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS. Dividends from each Fund's net investment income are declared daily and paid monthly. California Tax-Free Income Fund pays dividends about the fifth day of each month and National Tax-Free Income Fund pays dividends about the fifteenth day of each month. Municipal High Income Fund and New York Tax-Free Income Fund pay dividends on or about the first Wednesday of each month. Net investment income includes accrued interest and discount, less amortization of premium and accrued expenses, with respect to municipal securities. Each Fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, together with any other taxable income (including any net short-term capital gain) at least annually. A Fund may make more frequent distributions of any net capital gain and other taxable income if necessary to avoid a 4% excise tax on undistributed income and capital gain.

Dividends and other distributions on all Classes of shares of a Fund are calculated at the same time

                              --------------------
                               Prospectus Page 28

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

and in the same manner. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because of the higher expenses resulting from distribution fees borne by the Class B and Class C shares. For the same reason, dividends on Class B shares are expected to be lower than those for Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See 'Valuation of Shares.'

Shares purchased through PaineWebber investment executives and correspondent firms begin earning dividends on the Business Day following the date payment for such shares is due; shares purchased through the Transfer Agent begin earning dividends on the Business Day following the Transfer Agent's receipt of payment for such shares. Shares acquired through an exchange begin earning dividends on the Business Day following the day on which the exchange is effected.

Each Fund's dividends and other distributions are paid in additional Fund shares of the same Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or capital gain distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or complete the appropriate section of the application form.

FEDERAL INCOME TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code so that it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Distributions by a Fund that it designates as 'exempt-interest dividends' generally may be excluded from gross income by a shareholder. In order to pay exempt-interest dividends to its shareholders, a Fund must (and intends to continue to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible. If a Fund invests in certain PABs, shareholders must include a portion of their exempt-interest dividends from that Fund in calculating their liability for the AMT. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax.

If a Fund realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders.

Each Fund notifies its shareholders following the end of each calendar year of the amounts of exempt-interest dividends (and any portion thereof that is not AMT exempt interest), taxable dividends and capital gain distributions paid (or deemed paid) that year.

A redemption of shares of a Fund may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences.

No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

CALIFORNIA TAXES. If California Tax-Free Income Fund continues to qualify as a RIC under the Internal Revenue Code and at the end of each quarter of such Fund's taxable year at least 50% of the value of its total assets consists of California Obligations, exempt-interest dividends paid by the California Tax-Free Income Fund that are derived from interest on qualifying California Obligations will be exempt from California personal income tax ('California exempt-interest dividends'), but not California franchise tax. Dividends and other distributions derived from interest on other municipal securities, taxable income and capital gains are taxable under California law at ordinary income rates. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for shareholders that are corporations. The Fund itself will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to its shareholders.

                              --------------------
                               Prospectus Page 29

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND


NEW YORK STATE AND NEW YORK CITY TAXES. If New York Tax-Free Income Fund continues to qualify as a RIC under the Internal Revenue Code and at the end of each quarter of such Fund's taxable year at least 50% of the value of its total assets consists of New York Obligations, exempt-interest dividends paid by New York Tax-Free Income Fund that are derived from interest on qualifying New York Obligations will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and other distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Shareholders receive notification annually stating the portion of the Fund's tax-exempt income attributable to issuers in New York State, New York City and other states. Interest income of New York Tax-Free Income Fund which is distributed to shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal income tax and California, New York State and New York City personal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Therefore prospective investors are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              VALUATION OF SHARES
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each Class as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available or, when such market quotations are not available, based upon appraisals received from a pricing system using a computerized matrix system or based upon appraisals derived from information from recognized dealers. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of that Fund's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which Municipal High Income Fund may invest, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


The board of trustees for each Trust, as part of its overall management responsibility, oversees various organizations responsible for the day-to-day management of each Fund in that Trust. Mitchell Hutchins, investment adviser and administrator of each Fund, makes and implements all investment decisions and supervises all aspects of each Fund's operations. Mitchell Hutchins receives a monthly fee from each of California Tax-Free Income Fund and National Tax-Free Income Fund for these services at the annual rate of 0.50% of that Fund's average daily net assets and from each of Municipal High Income Fund and New York Tax-Free Income Fund at the annual rate of 0.60% of that Fund's average

                              --------------------
                               Prospectus Page 30

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

daily net assets. Brokerage transactions for each Fund may be conducted through PaineWebber in accordance with procedures adopted by the Trust's board of trustees.

Each Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. Each Fund incurs other expenses and, for the fiscal year ended February 28, 1995, the Funds' total expenses for their Class A shares, Class B shares and Class C shares, respectively, stated as a percentage of net assets were as follows: 0.88%, 1.64% and 1.40% for California Tax-Free Income Fund, 0.88%, 1.64% and 1.40% for National Tax-Free Income Fund, 1.13%, 1.87% and 1.63% for Municipal High Income Fund and 1.01%, 1.76% and 1.52% for New York Tax-Free Income Fund. Mitchell Hutchins and PaineWebber waived a portion of their advisory and administration, distribution and other fees and reimbursed New York Tax-Free Income Fund for a portion of its expenses. If such waivers and reimbursements had not been made, that Fund's ratio of expenses for its Class A, Class B and Class C shares stated as a percentage of average net assets would have been 1.26%, 2.01% and 1.75%, respectively.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of October 31, 1995, Mitchell Hutchins was adviser or subadviser of 38 investment companies with 75 separate portfolios and aggregate assets of over $29.0 billion.

Gregory W. Serbe, a vice president of each Trust and a managing director of Mitchell Hutchins, is the portfolio manager and has day-to-day responsibility for New York Tax-Free Income Fund. Mr. Serbe is also a portfolio manager for the other three Funds. In the case of California Tax-Free Income Fund, Cynthia N. Bow, a vice president of Mitchell Hutchins, is a portfolio manager and has day-to-day responsibility for the Fund. In the case of National Tax-Free Income Fund, Richard S. Murphy, a senior vice president of Mitchell Hutchins, is a portfolio manager and has day-to-day responsibility for the Fund. In the case of

Municipal High Income Fund, William W. Veronda, a senior vice president of Mitchell Hutchins, is a portfolio manager and has day-to-day responsibility for the Fund. Mr. Serbe has held his Fund responsibilities since the Funds' inception. Ms. Bow, Mr. Murphy and Mr. Veronda, have held their Fund responsibilities since April 1993, July 1994 and September 1995, respectively.

Mr. Serbe manages or oversees tax-exempt fixed income funds having aggregate assets of more than $3.6 billion. Mr. Serbe has been with Mitchell Hutchins since 1983. Ms. Bow has been with Mitchell Hutchins since 1982. Mr. Murphy has been with Mitchell Hutchins since April 1994. From 1990 to March 1994, he was a vice president at American International Group, where he managed the municipal bond portfolio. Mr. Veronda has been with Mitchell Hutchins since September 1995. From 1984 to August 1995, he was a senior vice president and general manager at Invesco Funds Group, where he managed municipal bond and high yield corporate bond portfolios.

Other members of Mitchell Hutchins' tax-exempt investments group provide input on market outlook, interest rate forecasts, and other considerations pertaining to tax-exempt investments.

Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to each Fund's Class A shares, Class B shares and Class C shares ('Class A Plan', 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares. Each Fund also pays Mitchell Hutchins monthly distribution fees at the annual rate of 0.75% of the average daily net assets of the Class B shares and 0.50% of the average daily net assets of the Class C shares.

Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for

                              --------------------
                               Prospectus Page 31

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

shareholder servicing that they perform, and it retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset each Fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.

Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares of the Funds, and that PaineWebber may make such payments from time to time in the future with respect to Class C shares of one or more of the Funds. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.

Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of shares, and may use these proceeds for any of the distribution expenses described above. See 'Purchases.'

During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ('Distribution Contracts') obligate the Funds to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees for a Fund, the Fund will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract for that Fund is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins' sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of each Fund's Plans, the trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plan and corresponding expenses for the other two Classes.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Each Fund performs a standarized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B shares and Class C shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period.

                              --------------------
                               Prospectus Page 32

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

Total return calculations assume reinvestment of dividends and other distributions.

Each Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

Each Fund also may advertise its yield or tax-equivalent yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares at the end of the period. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as the Fund's tax-exempt yield (yield excluding taxable income). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION. Both PaineWebber Municipal Series and PaineWebber Mutual Fund Trust are Massachusetts business trusts which are registered with the SEC as open-end management investment companies. PaineWebber Municipal Series was organized under a Declaration of Trust dated January 28, 1987 and PaineWebber Mutual Fund Trust was organized under a Declaration of Trust dated November 21, 1986. The trustees of each Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Although each Trust is offering only the shares of its Funds, it is possible that a Trust could become liable for misstatement in this Prospectus about a Fund of the other Trust. The trustees of each Trust have considered this factor in approving the use of a combined Prospectus.

The shares of beneficial interest of each Fund are divided into four Classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of each Fund. Classes A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, are subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance,
(4) Class C shares are not subject to an initial sales charge, but are subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares, which may be offered only to limited classes of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. Neither Trust's board of trustees anticipates that there will be any conflicts among the interests of the holders of each Class of Fund shares. On an ongoing basis, each board of trustees will consider whether any such conflict exists and, if so, take appropriate action.

The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those classes. More information concerning Class Y shares of National Tax-Free Income Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568. The other Funds do not currently offer Class Y shares.

The Trusts do not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares

                              --------------------
                               Prospectus Page 33

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

of a Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees of a Trust are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so re-quested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of each Fund has equal voting rights, except as noted above. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the four

Classes of shares, such dividends are likely to be lower on the Class B and Class C shares than on the Class A shares and are likely to be lower on the Class B shares than on the Class C shares. The shares of each series of a Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

To avoid additional operating costs and for investor convenience, the Funds do not issue share certificates. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 is custodian of each Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Funds' transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Funds. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Funds.

                              --------------------
                               Prospectus Page 34

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                                  APPENDIX A

--------------------------------------------------------------------------------

     Each Fund may invest in a variety of municipal securities, as described below:

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term 'municipal bonds' also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. The Funds do not presently intend to purchase municipal lease obligations that are not rated by Moody's or S&P.

     INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term 'municipal bonds' if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Fund in calculating their liability for the AMT. See 'Dividends and Taxes.' Each Fund is authorized to invest more than 25% of its net assets in IDBs and PABs.

     FLOATING RATE AND VARIABLE RATE OBLIGATIONS.  Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks, the credit standing of which affects the credit quality of the obligations.

     PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the 'tender option'). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender

                              --------------------
                               Prospectus Page 35

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     PUT BONDS. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     INVERSE FLOATERS. Each Fund may invest in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts-an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or 'inverse floater,' which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide a Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with inverse floaters, no Fund will invest more than 10% of its total assets in inverse floaters.

                              --------------------
                               Prospectus Page 36

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

                                  APPENDIX B

--------------------------------------------------------------------------------

     Municipal bonds are rated by Moody's and S&P. Moody's and S&P also publish separate ratings for municipal notes and tax-exempt commercial paper. Descriptions of these ratings are set forth below.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa.  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                              --------------------
                               Prospectus Page 37

             ------------------------------------------------------

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay principal and interest. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC AND C. Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are continued.


     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

     Moody's ratings for state and municipal notes and other short-term loans are designated 'Moody's Investment Grade' ('MIG' or, for variable or floating rate obligations, 'VMIG'). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

          MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

     S&P's tax-exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

          SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

          SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3.  Speculative capacity to pay principal and interest.

                              --------------------
                               Prospectus Page 38

             ------------------------------------------------------


                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-1 by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issues rated A-1 that are determined by S&P to possess extremely strong safety characteristics are denoted with a plus (1) sign designation.

                              --------------------
                               Prospectus Page 39

                                                               Application Form
The PaineWebber
Mutual Funds                           / /  / /-/ /  / /  / /  / /  / /-/ /  / /
                                                PaineWebber Account No.
--------------------------------------------------------------------------------
INSTRUCTIONS   DO NOT USE THIS FORM IF YOU WOULD LIKE YOUR ACCOUNT SERVICED
               THROUGH PAINEWEBBER. INSTEAD, CALL YOUR PAINEWEBBER INVESTMENT
               EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN ACCOUNT).

               FOR ASSISTANCE IN COMPLETING THIS FORM CONTACT PFPC INC. AT 1-800-647-1568.
                                                  Return this completed form to:
                                                  PFPC Inc.
                                                  P.O. Box 8950
                                                  Wilmington, Delaware 19899
PLEASE PRINT                                      ATTN: PaineWebber Mutual Funds
--------------------------------------------------------------------------------
 /1/  INITIAL INVESTMENT ($1,000 MINIMUM)

      ENCLOSED IS A CHECK FOR:
      $________ (payable to PaineWebber California Tax-Free Income Fund) to purchase Class A / / Class B / / or Class D / / shares. $________ (payable to PaineWebber National Tax-Free Income Fund) to purchase Class A / / Class B / / or Class D / / shares. $________ (payable to PaineWebber Municipal High Income Fund) to purchase Class A / / Class B / / or Class D / / shares. $________ (payable to PaineWebber New York Tax-Free Income Fund) to purchase Class A / / Class B / / or Class D / / shares.

      (Check one; if no Class is specified Class A shares will be purchased) A seperate check is required for your investment in each Fund.

 /2/  ACCOUNT REGISTRATION

      Not valid without signature and Soc. Sec. or Tax ID # on accompanying Form W-9
      --As joint tenants, use Lines 1 and 2
      --As custodian for a minor, use Lines 1 and 3
      --in the name of a corporation, trust or other organization or any fiduciary capacity, use Line 4

      1. Individual ______________ ____________________________  _____/___/_____
                    First Name     Last Name                 MI  Soc. Sec. No.

      2. Joint Tenancy ___________ ____________________________  _____/___/_____
                       First Name  Last Name                 MI  Soc. Sec. No.
                       ("Joint Tenants with Rights of Survivorship" unless otherwise specified)

      3. Gifts to Minors ______________________________________  _____/___/_____
                         Minor's Name                            Soc. Sec. No.

         Under the  ____________________  Uniform Gifts / Uniform Transfers
                     State of Residence   to Minors Act / to Minors Act
                         of Minor

      4. Other Registrations __________________________________  _______________
                             Name                                Tax Ident. No.

      5. If Trust, Date of Trust Instrument: ___________________________________

 /3/  ADDRESS

      ___________________________________________  U.S. Citizen  / / Yes / / No*
      Street

      ___________________________________________  _____________________________
      City             State             Zip Code  *Country of Citizenship

 /4/  DISTRIBUTION OPTIONS   See Prospectus

      Please select one of the following:
      / / Reinvest both dividends and capital gain distributions in additional shares
      / / Pay dividends to my address above; reinvest capital gain distributions / / Pay both dividends and capital gain distributions in cash to my address above
      / / Reinvest dividends and pay capital gain distributions in cash to my address above
          NOTE: If a selection is not made, both dividends and capital gain distributions will be paid in additional shares of the the same Class.

 /5/  SPECIAL OPTIONS (For More Information--Check Appropriate Box)

      / / Automatic Investment Plan   / / Systematic Withdrawal Plan

 /6/  RIGHTS OF ACCUMULATION--CLASS A SHARES   See Prospectus

      Indicate here any other account(s) in the group of funds that would qualify for the cumulative quantity discount as outlined in the Prospectus.

      _______________________  ________________  _______________________________
      Fund Name                Account No.       Registered Owner

      _______________________  ________________  _______________________________
      Fund Name                Account No.       Registered Owner

      _______________________  ________________  _______________________________
      Fund Name                Account No.       Registered Owner

 /7/  PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER

      "Affiliated" persons are defined as officers, directors/trustees and employees of the PaineWebber funds, PaineWebber or its affiliates, and their parents, spouses and children.

      __________________________________________________________________________
      Nature of Relationship

 /8/  SIGNATURE(S) AND TAX CERTIFICATION

      I warrant that I have full authority and am of legal age to purchase shares of the Fund and have received and read a current Prospectus of the Fund and agree to its terms. The Fund and its Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (strike out clause (2) if incorrect).

      ___________________________  _____________________________  ______________
      Individual (or Custodian)    Joint Registrant (if any)      Date

      ___________________________  _____________________________  ______________
      Corporate Officer, Partner,  Title                          Date
      Trustee, etc.

 /9/ INVESTMENT EXECUTIVE IDENTIFICATION (To Be Completed by Investment Executive Only)

      ______________________________________________  __________________________
      Broker No./Name                                 Branch Wire Code

      ______________________________________________  (____)____________________
      Branch Address                                  Telephone

/10/  CORRESPONDENT FIRM IDENTIFICATION (To Be Completed By Correspondent Firm
      Only)

      ______________________________  __________________________________________
      Name                            Address

      ______________________________

      MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM OR TO: PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

Shares of the Funds can be exchanged for shares of the following PaineWebber Mutual Funds:

PAINEWEBBER INCOME FUNDS

o  Global Income Fund
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

PAINEWEBBER GROWTH FUNDS

o  Capital Appreciation Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Growth Fund
o  Regional Financial Growth Fund
o  Small Cap Growth Fund
o  Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

o  Balanced Fund
o  Growth and Income Fund
o  Tactical Allocation Fund
o  Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

                           ------------------------

A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Read it carefully before investing.

(Copyright) 1995 PaineWebber Incorporated
[LOGO]   Recycled
         Paper

         PAINEWEBBER


California Tax-Free Income Fund
National Tax-Free Income Fund
Municipal High Income Fund
New York Tax-Free Income Fund

                           ------------------------

                              TABLE OF CONTENTS

                                                 Page
                                               ---------
Prospectus Summary...........................      2
Financial Highlights.........................      8
Flexible Pricing System......................     16
Investment Objectives and Policies...........     17
Purchases....................................     22
Exchanges....................................     25
Redemptions..................................     26
Conversion of Class B Shares.................     27
Other Services and Information...............     27
Dividends and Taxes..........................     28
Valuation of Shares..........................     30
Management...................................     30
Performance Information......................     32
General Information..........................     33
Appendix A...................................     35
Appendix B...................................     37

PROSPECTUS
November 10, 1995

                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     The four funds named above (each a 'Fund') are series of either PaineWebber Mutual Fund Trust or PaineWebber Municipal Series (each a 'Trust'), professionally managed mutual funds. PaineWebber California Tax-Free Income Fund ('California Tax-Free Income Fund') seeks high current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. PaineWebber National Tax-Free Income Fund ('National Tax-Free Income Fund') seeks high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. PaineWebber Municipal High Income Fund ('Municipal High Income Fund') seeks high current income exempt from federal income tax. PaineWebber New York Tax-Free Income Fund ('New York Tax-Free Income Fund') seeks high current income exempt from federal income tax and from New York State and New York City personal income taxes. The Funds' investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated November 10, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 10, 1995, as revised January 22, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.

     RATINGS AS INVESTMENT CRITERIA. Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's, a division of The McGraw Hill Companies, Inc. ('S&P') are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to municipal securities by Moody's and S&P is included in Appendix B to the Prospectus. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) and (where applicable) California personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a Fund or of the exempt-interest dividends received by a Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

     TYPES OF MUNICIPAL SECURITIES. The types of municipal securities identified in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families. The Funds also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions--Segregated Accounts.' The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to a Fund.

     STAND-BY COMMITMENTS. Each Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. Although the Funds do not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, each Fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     A Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by a Fund, although the Fund could sell the underlying securities to a third party at any time. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

     PUT BONDS. Each Fund may invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a 'one time only' put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by a Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     MUNICIPAL LEASE OBLIGATIONS. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. No Fund intends to invest more than 5% of its total assets in such uninsured 'non-appropriation' municipal lease obligations. There is no limitation on the Funds' ability to invest in other municipal lease obligations.

     PARTICIPATION INTERESTS. Each Fund also may invest in participation interests in municipal bonds, including industrial development bonds ('IDBs'), private activity bonds ('PABs') and floating and variable rate securities. A participation interest gives a Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, each Fund intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     REPURCHASE AGREEMENTS. The Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances, because repurchase agreements are transactions that generate taxable income. Each Fund is, however, authorized to enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.


     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the appropriate Trust's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

     FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES. As noted in the Prospectus, each Fund may invest in floating rate and variable rate municipal securities with or without demand features. A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit or guarantee from a bank. As discussed under 'Participation Interests,' to the extent that payment of an obligation is backed by a bank's letter of credit or guarantee, such payment may be subject to the bank's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury Bill rate. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the appropriate Trust's board of trustees.

     Each Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in each Fund's portfolio and reports periodically on liquidity decisions to each Trust's board of trustees.

     In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any over-the-counter ('OTC') options written by a Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Related Income Strategies,' segregated accounts may also be required in connection with certain transactions involving options or futures contracts.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     The financial condition of the State of California, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from the State of California, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State of California.

     The State of California has experienced significant financial difficulties because of the 1990-93 recession, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     ECONOMIC FACTORS. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents over 12% of the total United States population. While the State's substantial population growth during the 1980s stimulated local economic growth and diversification, it also increased demands on State services. Total personal income in the State, at an estimated $703 billion in 1994, accounts for more than 12% of all personal income in the nation.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred in 1994 and 1995, but pre-recession job levels are not expected to be reached for another year. Unemployment, while remaining higher than the national average, has come down significantly from the January 1994 peak of 10%. Economic indicators show a steady recovery underway in California since the start of 1994, although the residential housing sector is weaker than in past recoveries. However, any delay or reversal of the recovery will exacerbate shortfalls in State revenue.

     STATE DEBT. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of the State increased from $9.4 billion at June 30, 1988 to $24.6 billion at June 30, 1995. State agencies and authorities had approximately $19.0 billion of revenue bonds and notes outstanding at June 30, 1995 for which the State General Fund has no liability.

     STATE FINANCES. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by
Article XIIIA of the California Constitution (commonly known as 'Proposition 13') and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (commonly known as Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Since the start of the fiscal year ('FY') 1990-91, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund.

     These structural concerns will continue in future years with the expected need to increase capital and operating costs of the correctional system in response to a 'Three Strikes' law enacted in 1994 which mandates life imprisonment for certain felony offenders.

     Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ('SFEU') approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large 'budget gaps' which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including:

     o significant cuts in health and welfare program expenditures;

     o transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government;

     o transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

     o reduction in growth of support for higher education programs, coupled with increases in student fees;

     o revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested); and

     o various one-time adjustments and accounting changes.

     Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts 'borrowed' from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ('IOUs') to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

     The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously-maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

     The State issued $7.0 billion of short-term debt in July 1994 to meet its cash flow needs and to finance the deferral of part of its accumulated deficit to the 1995-96 fiscal year. In order to assure repayment of $4.0 billion of this borrowing which matures on April 25, 1996, the State enacted legislation (the 'Trigger Law') which can lead to automatic, across-the-board budget cuts in General Fund expenditures if cash flow projections made at certain times deteriorate from estimates made in July 1994 when the borrowings were made. The State's cash position remained favorable enough during the 1994-95 fiscal year that the State Controller determined that no automatic budget cuts were needed in that year.

     Current Budget. For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased cut in personal income and business taxes, was rejected by the Legislature.

     The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.

     The Department of Finance projected cash flow borrowings in the 1995-96

Fiscal Year would be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department saw no further need for borrowing over the end of the fiscal year. The Department projected that available internal cash resources to pay State obligations would be about $1.9 billion at June 30, 1996. On October 15, 1995, the State Controller, in the last step in the Trigger Law process, reported that projected cash resources in the General Fund during fiscal year 1995-96 would be large enough to again avoid the need for any automatic budget cuts. However, the Controller estimated that the State's cash position on June 30, 1996 would be about $500 million less than estimated by the Department of Finance. General Fund revenues during the first five months of FY 1995-96 have been reported about 4% higher than projected when the Budget Act was adopted, reflecting improved economic conditions.

     The principal features of the 1995-96 Budget Act, in addition to those noted above, were additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed further federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.

     There can be no assurance that the State will not face budget gaps in future years, resulting from a disparity between tax revenues projected from a lower revenue base and the spending required to maintain State programs at current levels. To achieve a balanced budget, the enactment of legislation may be required to enlarge the State's revenue base or to curtail current program expenditures. Certain major budgetary considerations affecting the State are outlined below.

     REVENUE BASE. The recession seriously affected the State's tax revenue, which basically mirrors general economic conditions. The principal sources of General Fund revenues are economically sensitive, and include the California personal income tax (44% of total FY1993-94 revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). Personal income tax receipts are generated disproportionately by relatively few taxpayers (the top 4% of taxpayers paid 49% of the total tax in 1990), and capital gains are a significant component of such collections. Auto sales and building materials are significant components of retail sales tax collections. Tax rates, increased in 1991, are relatively high, and may impose political and economic constraints on the ability of the State to further increase its taxes. By statute, certain recent increases in the rates of income taxes will expire on December 31, 1995. In November 1993, the voters approved a constitutional amendment to permanently extend 0.5 percent of the sales tax for local law enforcement and thus not available as General Fund revenues.

     Orange County. On December 6, 1994, Orange County, California (the 'County'), together with its pooled investment funds (the 'Pools'), filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments causing a liquidity crisis for the Pools and the County. More than 200 other public entities, most but not all located in the County, were also depositors in the

Pools. The County has estimated the Pools' loss at about $1.7 billion, or 23% of its initial deposits of around $7.5 billion. Some of the entities which kept monies in the Pools, including the County, are facing financial difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on 'Credit Watch' various securities of the County and the entities participating in the Pools. On May 2, 1995, the Bankruptcy Court approved a settlement agreement by which the non-County participants in the Pools received immediate cash payments equal to 77% of their investment. Certain County obligations, which have since been converted to cash, were issued to most participants in the amount of 3% of their investment (except that school districts received additional distributions equal to 13% of their investment) in return for waiving any further claims against the County. The remaining amounts will be payable by the County from future sources of revenue or legal claims. A few agencies (representing less than 10% of the participations) declined to receive the additional payments above the 77% cash payout, and have retained their rights to pursue claims against the County. County voters on June 27, 1995 rejected a proposition to impose an additional 0.5% sales tax to help pay the County's obligations. Subsequently, holders of about $800 million of the County's short-term notes coming due during the summer of 1995 agreed to a one-year extension of the maturity of these notes, avoiding an immediate default. Moody's and S&P have, however, indicated they will consider these notes in default since they were not paid when originally due. The County has implemented a new financial plan based in part on new revenue sources transferred to the County from other local governments, as a result of special legislation adopted in September 1995.

     The State of California has no present obligation with respect to any obligations or securities of the County or any of the other participating entities. However, the State may be obligated to intervene to ensure that school districts have sufficient funds to operate, or to maintain certain county-administered State programs. As of December 1995, no school districts became insolvent as a result of the bankruptcy of the County, and no other State obligation has been asserted.

     BUDGETARY FLEXIBILITY. Article XIIIB of the California Constitution, adopted by voter initiative, established an 'Appropriations Limit' for the State and local governments; excess state revenues are to be divided equally between transfers to K-14 districts and refunds to taxpayers. A taxpayer refund has not been required since FY1986-87.

     Proposition 98 established a minimum expenditure base for State aid to K-14 districts, currently requiring allocation of over 34% of General Fund revenues to such districts.

     For many years starting in the early 1980s, the State maintained the SFEU as a budget reserve in case of unexpected changes in revenues or expenditures during a fiscal year. Since the start of the recession in 1990, the SFEU has been in a negative balance, as the State accumulated sizable budget deficits.

The Budget Act for FY1995-96 projects elimination of the accumulated budget deficits with a small positive balance (about $28 million) in the SFEU on June 30, 1996.

     LABOR COSTS. The State government workforce is mostly unionized, subject to the law which authorizes collective bargaining and prohibits strikes and work slowdowns. All of the State's collective bargaining agreements expired June 30, 1995. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund policies to reduce current contribution requirements. If the investment assumptions used in determining required State contributions are not sustained by actual results, additional State contributions would be required in future years.

     PUBLIC ASSISTANCE. California has the largest number of persons receiving public assistance (Aid to Families with Dependent Children ('AFDC') and General Relief) of any state. AFDC costs are shared among the federal government, the State and its counties by statutory formula. Caseloads tend to rise significantly during economic downturns, but are also significantly affected by changing demographic and social trends which may impede the reduction of caseloads during an economic recovery. The State has reduced AFDC payments to meet budget pressures in recent years.

     MEDI-CAL. California participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides certain of the eligible program costs, with the remainder shared by the State and its counties. Basic program eligibility and benefits are determined by federal guidelines, but the State currently provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a large share of the State budget. The State has cut optional Medi-Cal services in recent years to reduce expenditures. Proposed changes in the federal Medicare/Medicaid program may lead to major restructuring of these programs in California. Federal law requires the State to adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care.

     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

     STATE ASSISTANCE TO LOCALITIES. Property tax revenues received by local governments declined more than 50% following voter approval of Proposition 13 in 1978. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. In response to the State's current fiscal difficulties, the State has reduced its financial assistance to counties and cities, and adopted measures to transfer certain governmental functions to its counties, accompanied by new funding sources. The

FY1993-94 Budget Act eliminated the remaining Proposition 13 assistance to all local government entities other than K-14 education districts. Such actions have compounded the serious fiscal constraints already experienced by many local governments, several of which have been compelled to seek special assistance from the State.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives are introduced and/or implemented from time to time which may result in adverse fiscal or economic effects.

     The fiscal condition of local governments in California (58 counties, 480 cities and thousands of education, utility and other special districts) has been constrained since the enactment of 'Proposition 13' in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose other taxes. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many basic public services. A 1986 initiative statute, called 'Proposition 62,' imposed additional limits on local governments, essentially requiring either majority or 2/3 voter approval for any tax increase (other than property taxes). Later court decisions had struck down most of Proposition 62, and many local governments, particularly cities, had enacted or raised local taxes without voter approval. In September 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition 62. Many aspects of this decision remain unclear (such as its impact on charter cities, and whether it will have retroactive effect), but its future effect will be to further limit the fiscal flexibility of many local governments.

     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Nonetheless, many counties, in particular, continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties have also been affected.

     Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $12 billion budget for the 1995-96 Fiscal Year. To balance the budget, the county has imposed severe cuts in services, particularly for health care. Both Moody's and S&P have reduced Los Angeles County's debt ratings in August 1995 (to 'A' and 'A-'), respectively, and it remains on S&P Credit Watch with negative implications. Orange County, which is presently operating under protection of the federal Bankruptcy Court (see above), has substantially reduced services and personnel in order to live within much reduced means.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     The financial condition of the State of New York ('New York State' or the

'State'), its public authorities and public benefit corporations (the 'Authorities') and its local governments, particularly The City of New York (the 'City'), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State and the City are each facing serious financial difficulties and have each experienced recent declines in their credit standings. S&P and Moody's have each assigned ratings for New York State's general obligation bonds that are among the three lowest of those states with rated general obligation bonds. The ratings of certain related debt of other issuers for which New York State has an outstanding moral obligation, lease purchase, guarantee or other contractual obligation are generally linked directly to the State's rating. S&P and Moody's have each assigned ratings for the City's obligations that are among the four lowest of those cities with rated general obligation bonds. Should the financial condition of New York State, its Authorities or its local governments deteriorate, their respective credit ratings could be further reduced, and the market value and marketability of their outstanding notes and bonds could be adversely affected, and their respective access to the public credit markets jeopardized.

     ECONOMIC FACTORS. New York is the third most populous state, and has a relatively high level of personal wealth; however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to such factors such as relative costs for taxes, labor and energy). The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. New York has a declining proportion of its workforce engaged in manufacturing and increasing proportion engaged in service industries. The State, therefore, is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).


     Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. From 1977 to its 1988 peak, the finance, insurance and real estate sectors rose 55%, to account in 1988 for 23% of total earnings in the City and 14% statewide (compared to 7% nationwide). The finance sector's growth was a catalyst for the New York metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the continued erosion of the State's (and the City's) manufacturing and maritime base, since average wages in the finance, insurance and real estate sector and related business and professional services were substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).

     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.

     Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993. The State's economy entered into the third year of a slow recovery in 1995. Most of the growth occurred in the trade, construction and service industries, with buisiness, social services and health sectors accounting for most of the service industry growth. According to assumptions contained in the State financial plan for FY1995-96 issued on June 20, 1995 (the '1995-96 State Financial Plan'), employment is currently projected to grow slightly during 1995, although the rate of increase is expected to be below the rate experienced in 1994, due to cutbacks in governmental spending and employment at all levels, as well as continued corporate downsizing. The Mid-Year Update to the 1995-96 State Financial Plan issued on October 26, 1995 (the 'Mid-Year Update') contains a marginally weaker economic forecast than that contained in the initial 1995-96 State Financial Plan, and predicts a significant slowing of state employment growth during calendar year 1996, due to the forecasted, slackening pace of national economic growth, industry consolidation and shrinking governmental employment.

     Notwithstanding the State budget for FY1995-96 which enacts significant tax and program reductions, the State can expect to confront structural deficits in future years. The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for FY1996-97 and beyond. In part, the 1995-96 State Financial Plan reflects actions which provide nonrecurring measures

(sometimes referred to as 'one-shots') variously estimated to provide $900 million to $1.0 billion of savings. Additionally, the three-year plan to reduce State personal income taxes, as discussed below briefly, will decrease State tax receipts by an estimated $1.7 billion in FY1996-97. Similarly, other actions taken to reduce disbursements in the State's FY1995-96, such as reductions in the State workforce and Medicaid and welfare expenditures, are expected to provide greater reductions in future fiscal years. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements for State's FY1996-97 and future fiscal years.

     Further, there can be no assurance that the State economy will not experience worse-than-predicted results in FY1995-96 with corresponding material and adverse effects on the State's projections of receipts and disbursements. Although the Mid-Year Update projects a continued balance in the 1995-96 State Financial Plan, downward revisions have been made to estimates of both receipts and disbursements. As the 1995-96 State Financial Plan and the Mid-Year Update are each based upon forecasts of national and State economic activity it should be noted that many uncertainties exist in such forecasts, including federal financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.

     The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession have had a disproportionately adverse impact on the New York City metropolitan region, as private sector job losses since 1989 have offset all the prior employment gains of the 1980s. Declines in both employment and earnings in the finance sector contributed to declines in retail sales and real estate values. In addition, a number of widely publicized bankruptcies among highly leveraged retailing and brokerage companies occurred. The effects of the recession have extended to banking, insurance, business services (such as law, accounting and advertising), publishing and communications. Factors which may inhibit the City's economic recovery include (i) credit restraints imposed by the weak financial condition of several major money center banks located in the City; (ii) increases in combined State and local tax burdens, if uncompetitive tax rates are imposed;
(iii) perceived declines in the quality of life attributable to service reductions and the deterioration of the City's infrastructure; (iv) additional employment losses in the City's banking sector or corporate headquarters complex due to further corporate relocations or restructurings; or (v) increased expenditures for public assistance and health care. The City's future economic condition will also likely be affected by its competitive position as a world financial center (compared to London, Tokyo, Frankfurt and competing regional U.S. centers). Investors should note that the budget for the City FY1995-96 addresses a projected $2.7 billion budget gap. Most of the budget-gap closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or Federal governments. No assurance can be given that such initiatives will be successfully undertaken.

     While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley and electrical equipment in the Albany-Troy-Schenectady area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.

     THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economies, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.

     The State has been experiencing and continues to experience substantial financial difficulties with General Fund (the principal operating account) deficits incurred during FY1989-90 through FY1991-92. The State's accumulated General Fund deficit (on a GAAP basis) grew 91% from FY1986-87 to FY1990-91, and reached a then-record $6.265 billion (audited) by March 31, 1991. An accumulated General Fund deficit at March 31, 1992 was restated to be $4.616 billion and at March 31, 1993 was $2.551 billion. The State ended FY1993-94 with a negative General Fund balance of $1.637 billion. This represented an improvement over prior fiscal years, primarily due to an improving national and State economy resulting in higher-than-expected receipts from personal income tax and various business taxes and the relative success of the New York Local Government Assistance Corporation ('LGAC'). The General Fund showed an operating surplus of $914 million (on a GAAP basis). The State's budget for FY1994-95 was adopted on June 8, 1994, more than two months after the beginning of the State's fiscal year and has made all of the required quarterly revisions thereto as of the date hereof. The State ended its FY1994-95 reporting a General Fund operating deficit of $1.426 billion, primarily due to change in accounting methodologies used by the State Comptroller and the use of $1.026 billion of the FY1993-94 cash-surplus to fund operating expenses in FY1994-95. These factors were offset by net proceeds of $315 million of bonds issued by LGAC. Actual receipts reported fell short of original projections, primarily in the categories of business taxes. These shortfalls were offset by better than expected performance in the remaining taxes, principally the user taxes and fees. Total expenditures for FY1994-95 increased $2.083 billion, or 6.7% over the prior fiscal year.

     On June 7, 1995, the New York State legislature passed the final legislation regarding the State's FY1995-96 budget. Both the enacted budget bills and the State Financial Plan for FY1995-96 include the reductions in the actual level of spending from that which occurred in FY1994-95 and project reductions in Medicaid and State Authority operating costs. The FY1995-96 budget also projects an approximate increase of 3% in all governmental funds over the amounts received in FY1994-95 and includes the phase-in of a three-year reduction in the State's personal income tax. The Governor released his proposed budget for FY1996-97 on December 15, 1995 (the '1996-97 Executive Budget') 30 days in advance of the constitutionally-mandated release date. The 1996-97 Executive Budget projects a $3.9 billion budget gap, which it proposes to close largely by Medicaid cost containment measures (approximately $1.0 billion), welfare reform (approximately $240 million) and restructuring of the state healthcare delivery system (approximately $470 million). The phased reduction of the State's personal income tax is continued in the 1996-97 Executive Budget. There are risks and uncertainties concerning whether or not certain tax and spending cuts included in the FY1995-96 budget as adopted will be upheld if challenged in the courts. For example, the State Comptroller is challenging the proposed use of certain pension reserves. If such suit is successful, approximately $110 million would become unavailable as a source of contribution to the balanced State budget. Finally an additional $110 million in reductions or from other sources may prove difficult. Additionally, even if all such tax and spending cuts are successfully implemented, resulting in a balanced budget for FY1995-96, there can be no assurance that the State will not face budget gaps in future years, resulting from a disparity between tax revenues projected from a lower recurring-receipts base and the spending required to maintain State programs at current levels. Furthermore, the State is a party to numerous lawsuits in which an adverse decision could require extraordinary expenditures. Certain major budgetary considerations affecting the State are outlined below.

     REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax (53% of FY1994-95 and approximately 54% of estimated FY1995-96 General Fund tax receipts, respectively), user taxes and fees (20% of FY1994-95 and nearly 21% of estimated FY1995-96 General Fund tax receipts) and business taxes (15% of both FY1994-95 and estimated FY1995-96 General Fund tax receipts, respectively). Uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax law also may have an adverse impact on State tax receipts. One-fourth of the 4% State sales tax has been dedicated to pay debt service of LGAC, and has correspondingly reduced General Fund receipts. To the extent those moneys are not necessary for payment to LGAC, they are transferred from the LGAC Tax Fund to the General Fund and reported as a transfer from other funds rather than as a sales and use tax receipts. During FY1991-1992, 1992-93, 1993-94 and 1994-95, moneys were so transferred. Capital gains are a significant component of income tax collections. Auto sales and building materials are significant components of retail sales tax collections. Tax rates are relatively high and may impose political and economic constraints on the ability of the State to further increase its taxes. In 1995, the State enacted a tax-reduction program designed to reduce, by 20 percent over three years, receipts from the personal income tax. The tax had remained unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $515 million in FY1995-96, $2.2 billion in FY1996-97 and to produce further significant reductions in FY1997-98. In addition to such reductions in overall tax rates, the tax-reduction program also includes other modifications to the tax laws which will have the effect of lowering the amount of tax revenues to be received by the State. In the absence of countervailing economic growth or expenditure cuts the tax cuts could make the achievement of a balanced State budget more difficult in future years. A significant risk to the 1995-96 State Financial Plan arises from tax legislation pending in the U.S. Congress. Changes to the federal tax treatment of capital gains, if made, are likely to flow automatically to the State personal income tax. Such changes, depending upon their precise character and timing, as well as taxpayer response, could produce either revenue gain or loss during the remainder of the State's 1995-96 fiscal year.

     STATE DEBT. New York has the heaviest debt burden of any state (with approximately $5.2 billion of general obligation, $4.7 billion of LGAC debt and $18 billion of lease-purchase or other contractual debt outstanding as of March 31, 1995), and debt service costs absorb a large share of the State's budget. As of March 31, 1995, the State is also obligated with respect to approximately $7.0 billion for statutory moral obligations for nine of its Authorities and for guarantees of $358 million of other Authority debt. Historically, the State has had one of the largest seasonal financing requirements of any municipal issuer, and was required each spring to borrow substantial sums in the credit markets to finance its accumulated general fund deficit and its scheduled payments of aid to local governments and school districts. In an effort to reduce such seasonal borrowings, the State created LGAC as a financing vehicle to finance the State's local assistance payments by issuing long-term debt, payable over 30 years from a portion of the State sales tax (as discussed above). The State budget for FY1995-96 and the 1995-96 State Financial Plan each proposed to utilize the remainder of authorized but yet unissued LGAC bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, thus completing the LGAC program. The impact of LGAC's borrowing is that the State was able to meet its cash flow needs in the first quarter of FY1995-96 without relying on short-term seasonal borrowings. Neither the 1995-96 State Financial plan nor the 1994-95 State Financial Plan included a spring borrowing, the first time in 35 years that there was no short-term borrowing. Investors should note that the enabling legislation for LGAC contains a covenant restricting the amount of the State's spring borrowing, which may reduce the State's fiscal flexibility in future years.

     BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General Fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling State assets, reimbursing past General Fund expenditures by the issuance of authority debt and deferring payment for expenditures to future fiscal years. The 1995-96 State Financial Plan contains actions of a non-recurring nature including mergers of certain authorities, payments from the sale of certain State assets and payments associated with the resolution of certain court cases, totalling approximately $900 million to $1 billion. The 1996-97 Executive Budget, however, contains actions of a non-recurring nature only to the extent of approximately $123 million.

     LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State has returned to the aggregate cost method in FY1994-95 using a four-year phase-in. Employer contributions, including the State's, are expected to increase over the next five to ten years.

     PUBLIC ASSISTANCE. New York has the second largest number of persons receiving public assistance (AFDC and Home Relief) of any state. AFDC costs are shared among the federal government, the State and its counties (including the City) by statutory formula. Caseloads tend to rise significantly during economic downturns, but have fallen only in the later stages of past economic recoveries.

     MEDICAID. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. The budget adopted for FY1995-96 and, in particular, the 1996-97 Executive Budget includes reductions in spending for Medicaid. Cutbacks in State spending for Medicaid may adversely affect the financial condition of hospitals and health care institutions that are the obligors of bonds that may be held by the Fund.

     THE STATE AUTHORITIES. The State's Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The New York State Public Authorities Control Board approves the issuance of debt and major contracts by 10 of the Authorities. As of September 30, 1994 (the date of the latest data available), there were 18 Authorities that had outstanding debt of $100 million or more, the aggregate debt of which (including refunding bonds and moral obligation, lease-purchase, contractual obligation or State-guaranteed debt) then totaled approximately $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and State-related debt was $36.1 billion. In recent years, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and (from 1976 to 1987) in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. The State budgeted operating assistance of approximately $1.3 billion for the Metropolitan Transportation Authority ('MTA') during FY1994-95 and estimates total State assistance in FY1995-96 to be approximately $1.1 billion. This assistance is expected to continue to be required (and may increase) in future years. Failure by the State to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could adversely affect the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes.

     The MTA, whose credit rating was recently reduced, oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the 'TA'). MTA subsidiaries operate certain commuter rail and bus lines in the New York metropolitan area. An affiliated agency, the Triborough Bridge and Tunnel Authority ('TBTA'), operates certain intrastate toll bridges and tunnels. To maintain its facilities and equipment, which deteriorated significantly in the late 1970s due to deferred maintenance, the MTA prepares a five year capital program subject to approval by the MTA Capital Program Review Board. In April 1993, the State Legislature authorized the funding of a portion of a five year $9.56 billion capital plan for the MTA for 1992 through 1996. MTA's five year capital program for 1992-96 was approved by the State Capital Program Review Board in

December 1993. There can be no assurance that all governmental actions for the 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the Capital Program will not be delayed or reduced. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance. In addition, because fares are not sufficient to finance its mass transit operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal assistance (including loans, grants and operating subsidies). There can be no assurance that any such assistance will continue at any particular level or in any fixed relationship to the operating costs and capital needs of the MTA.

     THE CITY. The City has required, and continues to require significant financial assistance from the State. The City depends on the State to enable the City to balance its budget and meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York ('MAC') to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis the State provided substantial financial assistance to the City, the Federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary constraints faced by both the Federal and State governments.

     The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. While the City has had GAAP operating surpluses in recent fiscal years, the City has experienced growing financial difficulties, primarily related to the impact of the recession on the local economy (reducing revenues from most major taxes and increasing public assistance and Medicaid caseloads), rising health care costs for City employees and for Medicaid and rising inflation and interest rates. In response, the City implemented gap-closing programs, which initially relied primarily on actions of a non-recurring nature, but included substantial property tax rate increases and a personal income tax surcharge imposed in FY1991 and selected service cutbacks. Reductions in State aid, larger than budgeted labor settlements and increased police expenditures added to the adverse budgetary impact of the local recession, confronting the City with a potential $3.5 billion imbalance during FY1992 budget negotiations. This initial budget gap was closed by adoption of a budget providing for various tax increases and significant service reductions. Aid to nonprofit cultural institutions in the City was significantly reduced (as was State aid to such institutions), including certain institutions that are obligors of bonds that may be held by the Fund.

     The City's budget for FY1993-94 identified measures to close a $300 million budget gap, which was the result of shortfalls in federal and State aid from previously projected levels. The City achieved balanced operating results as reported in accordance with GAAP for FY1993-94. For FY1994-95, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next. The City budget adopted for FY1995-96 reduces City-funded spending for the second consecutive year. Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed budget gap-closing programs for those years with projected budget gaps. The mayor is responsible for preparing the City's four-year financial plan including the City's current financial plan for the 1996 through

1999 fiscal years (the '1996-1999 Financial Plan'). The City's projections set forth in the 1996-1999 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in interest rates, the impact on real estate tax revenues of the real estate market, wage increases for city employees consistent with those assumed in the 1996-99 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1996-1999 Financial Plan will be realized. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.

     The City's original budget for FY1994-95 reflected proposed actions to eliminate a $2.3 billion budget gap. The City submitted on July 21, 1995 a fourth quarter modification to the City's financial plan for FY1994-95 which projects a balanced budget in accordance with GAAP for the City's FY1994-95. On July 11, 1995, the City submitted the 1996-1999 Financial Plan, which is based on the City's expense and capital budgets for the City's FY1995-96 adopted on June 14, 1995 (the '1996 City Budget'). The 1996 City Budget sets forth proposed actions by the City for FY1995-96 to close a substantial projected budget gap (approximately $3.1 billion) resulting from lower than projected tax receipts and other revenues and greater then projected expenditures. Proposed actions in the 1996-1999 Financial Plan for the City's FY1995-96 include a reduction of approximately $400 million primarily affecting public assistance and Medicaid payments by the City, expenditure reductions in agencies totalling approximately $1.2 billion and transitional labor savings of approximately $600 million. These and other proposed actions were contained in the 1996-1999 Financial Plan as well as the 1996 City Budget. The Budget is subject to the ability of the City to implement the reductions in expenditures, personal services and personnel, which are substantial and may be difficult to implement. For example, one of the key items contained in the 1996 City Budget is the sale of the City's water system for approximately $2.3 billion. This plan has been hotly contested since it was announced, and is currently the focus of several lawsuits. In November, the Mayor sued the City Comptroller to compel his signature on bonds needed to accomplish the sale of the water system. The Comptroller had blocked the bond sale, stating that the sale of City water assets would be illegal and 'an improvident fiscal gimmick.' In December, a coalition of civic, housing and environmental groups from New York City and Westchester County filed suit to block the Mayor's plan to sell the Water System and announced an intention to join in the Comptroller's battle to block the bond sale. In addition, certain proposals may be offset by various State and federal legislation which could mandate levels of City funding inconsistent with the 1996 City Budget and the 1996-1999 Financial Plan. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain proposed State and federal actions are subject to legislative, the governor's and the president's approvals, as applicable. Both federal and State actions are uncertain, certain legislative proposals contemplate significant reductions in federal spending, including proposed federal welfare reform which could result in caps on, or block grants of, federal programs. Further, no assurance can be given that either such actions will in fact be taken or that the projected savings will result even if such actions are taken.

     The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projects that local revenues will provide approximately 68.0% of total revenues in FY1995-96 while federal aid, including categorical grants, will provide 11.7% in FY1995-96 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in FY1995-96. As a proportion of total revenues, State aid has remained relatively constant over the period from 1980 to 1990, while federal aid was sharply reduced (having provided nearly 20% of total fiscal year 1980 revenues). The largest source of the City's revenues is the real estate tax (approximately 22% of total revenues projected for FY1995-96, at rates levied by the City council (subject to certain State constitutional limits). the City derives the remainder of its tax revenues from a variety of other economically sensitive local taxes (subject to authorization by the legislature), including: a local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the State's retail sales tax; the personal income tax on City residents and the earnings tax on non-residents; a general corporation tax; and a financial corporation tax. High tax burdens in the City impose political and economic constraints on the ability of the City to increase local tax rates. The City's four-year financial plans have been the subject of extensive public comment and criticism, principally questioning the reasonableness of assumptions that the City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit rating from A- to BBB+, among the lowest ratings of any major city in the country. The rating agency cited specifically the City budget's reliance on 'one-shot' measures to balance the budget for FY1995-96 without rectifying the underlying structural problems, its continued optimistic projections of State and federal aid, and continued high debt levels.

     The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY1987-88, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during FY1989-90 and FY1990-91, largely due to delayed State aid payments, and totalled $2.25 billion in FY1991-92, $1.40 billion in FY1992-93, $1.75 billion in FY1993-94 and $2.2 billion in FY1994-95. Current projections forecast a need of $2.4 billion of seasonal financing for FY1995-96. The City's current capital financing program reflects major reductions (approximately $2.13 billion) in the size of the capital program to be implemented cumulatively through FY1998-99 which is intended to reduce future debt service requirements. Such reductions may adversely affect the condition of the City's aging and deteriorating infrastructure and physical assets, such as sewers, streets, bridges and tunnels, and mass transit facilities. Further, the City's capital financing program currently contemplates receipt of proceeds of approximately $1 billion resulting from the sale of the City's water system to the Water Board, and proposes to utilize a substantial portion of such proceeds for capital project improvements. It is not certain that such proceeds will become available for capital improvements, because, as discussed above, the City Comptroller has stated his opposition to such proposed transfer of the water system.

     In November 1993, the voters approved a proposed charter whereby Staten Island would secede from the City. Staten Island is one of five counties/boroughs, comprising 4% of the City's population and 19% of its land area. State law provides a complex mechanism for such secession.

     OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's FY1995-96 and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. In the recent past, the State provided substantial financial assistance to its political subdivisions, totaling approximately 68% of General Fund disbursements in the State's FY1992-93, 69% for FY1993-94, 70% for FY1994-95 and estimated to account for 69% of General Fund disbursements in FY1995-96, primarily for aid to elementary, secondary and higher education and Medicaid and income maintenance and local transportation programs. The Legislature enacted substantial reductions from previously budgeted levels of State aid since December 1990. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socioeconomic trends.

     The total indebtedness of all localities in the State, other than New York City, was approximately $17.7 billion as of the localities' fiscal years ending during 1993 (the date of the latest data available). A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits issued pursuant to enabling State legislation (requiring budgetary review by the State Comptroller). Subsequently, certain counties and other local governments have encountered significant financial difficulties including the counties of Nassau, Suffolk, Monroe and Westchester and the City of Buffalo. The State has imposed financial control on the City from 1977 to 1986 and on the City of Yonkers since 1984 under an appointed control board in response to fiscal crises encountered by such municipalities. The Legislature imposed certain limited fiscal restraints on Nassau and Suffold counties, and authorized their issuance of deficit bonds to finance over several years their respective 1992 operating deficits.

INVESTMENT LIMITATIONS OF THE FUNDS

     CALIFORNIA TAX-FREE INCOME FUND AND NATIONAL TAX-FREE INCOME FUND. Neither Fund may (1) issue senior securities or borrow money, except from banks for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; (2) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (3) purchase or sell real estate, provided that the Fund may invest in municipal bonds secured by real estate or interests therein;
(4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts; (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon; (6) invest in oil, gas or mineral exploration or development programs;
(7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition; (8) make loans, except through repurchase agreements, provided that for purposes of this restriction the acquisition of municipal bonds or other municipal debt obligations shall not be deemed to be the making of a loan; (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal bonds; or (10) purchase the securities of any issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that any securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

     For purposes of limitations (9) and (10) above, the District of Columbia, Puerto Rico, each state or territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer'. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity exceeds 10% of a Fund's total assets, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

     It is possible that either California Tax-Free Income Fund or National Tax-Free Income Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

     The foregoing investment limitations cannot be changed for California Tax-Free Income Fund or National Tax-Free Income Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the applicable Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the foregoing limitations.

     The following investment restrictions may be changed by PaineWebber Mutual Fund Trust's board of trustees without shareholder approval: Each of California Tax-Free Income Fund and National Tax-Free Income Fund will not (1) purchase any security if as a result of such purchase more than 5% of its assets would be invested in securities with respect to which payment of interest and principal are the responsibility of a company, including its predecessors, with less than three years operating history; (2) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange, Inc. ('AMEX'), provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets and further provided that restriction does not apply to warrants attached to, or sold as a unit with, other securities; (4) purchase or retain the securities of any issuer if the officers and trustees of the Fund and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of an issuer) own in the aggregate more than 5% of the securities of an issuer; or (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P (or determined by Mitchell Hutchins to be of comparable quality). This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders. Each Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

     MUNICIPAL HIGH INCOME FUND AND NEW YORK TAX-FREE INCOME FUND. Neither Fund may (1) issue senior securities or borrow money, except from banks for temporary purposes, provided that the aggregate amount borrowed does not exceed 10% of the total asset value of the Fund at the time of such borrowing and further provided that the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding; (2) underwrite securities of other issuers, except to the extent that, in connection with the purchase of municipal securities directly from an issuer thereof in accordance with the Fund's investment objective, policies and limitations or the disposition of portfolio securities, the Fund may be deemed to be an underwriter; (3) purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein; (4) purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short 'against the box'; (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts on municipal securities and on indexes of municipal securities and options thereon; (6) invest in oil, gas or mineral exploration or development programs; (7) purchase voting securities of any issuer or acquire securities of other investment companies, except in connection with a merger, consolidation or acquisition and except to the extent permitted by Section 12 of the Investment Company Act of 1940 ('1940 Act') (currently, up to 10% of the total assets of the Fund and no more than 5% of total assets in any single investment company and no more than 3% of the total outstanding voting stock of any one investment company); (8) make loans, except through repurchase agreements; provided that for purposes of this restriction the acquisition of publicly distributed municipal securities and other publicly distributed debt obligations shall not be deemed to be the making of a loan; and (9) purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to municipal securities or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     For purposes of limitation (9), the District of Columbia, Puerto Rico, each state or territory, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other agency guarantees a security, such a guarantee would be considered a separate security and would be treated as an issuer of such government or other agency. While limitation (4) permits each Fund to sell short 'against the box' and limitation (7) permits each Fund to invest up to 10% of its total assets in the securities of other investment companies, neither Fund has any present intention of engaging in these practices.

     It is possible that either Municipal High Income Fund or New York Tax-Free Income Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, IDBs, PABs or airport bonds or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk.

     The foregoing fundamental investment limitations cannot be changed for Municipal High Income Fund or New York Tax-Free Income Fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the applicable Fund or (b) 67% or more of such shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

     The following investment restrictions may be changed by PaineWebber Municipal Series' board of trustees with respect to a Fund without shareholder approval: Each of Municipal High Income Fund and New York Tax-Free Income Fund may not (1) purchase any security if as a result of such purchase more than 5% of its assets would be invested in securities with respect to which payment of interest and principal are the responsibility of a company, including its predecessors, with less than three years operating history; (2) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) purchase or retain the securities of any issuer if the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of an issuer) own in the aggregate more than 5% of the securities of the issuer; and (4) make investments in warrants if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the NYSE or the AMEX, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities. In addition, New York Tax-Free Income Fund may not invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P (or determined by Mitchell Hutchins to be of comparable quality). This non-fundamental policy can be changed only upon 30 days' advance notice to shareholders.

     Each Fund will continue to interpret fundamental investment limitation (3) to prohibit investment in real estate limited partnerships.

                     HEDGING AND RELATED INCOME STRATEGIES

     As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Hedging Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts, to attempt to hedge the Funds' portfolios and may use options to attempt to enhance the Fund's income. The particular Hedging Instruments are described in the Appendix to this Statement of Additional Information. Because each Fund intends to use options and futures for hedging purposes, each Fund may enter into options and futures transactions that approximate (but do not exceed) the full value of its portfolio. However, no Fund currently intends to engage in hedging or related income strategies. Any income realized from the use of options and futures would be taxable to shareholders; therefore, a Fund would engage in hedging or related income strategies only under unusual market conditions. The use of options and futures solely to enhance income may be considered a form of speculation.

     Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ('CFTC') and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See 'Taxes.'

     In addition to the products, strategies and risks described below, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds'

Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.


     COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or

(2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on debt securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions--Illiquid Securities.'

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on municipal debt securities are not currently available. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Funds will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     In the event that options on indices of municipal and non-municipal debt securities become available, a Fund may purchase and write put and call options on such indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.


     GUIDELINES FOR OPTIONS. A Fund's use of options is governed by the following guidelines, which can be changed by each Trust's board of trustees without shareholder vote:

          1. A Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

          2. The aggregate value of securities underlying put options written by any Fund determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

          3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

     FUTURES. The Funds may purchase and sell municipal bond index futures contracts, municipal debt futures contracts and purchase put and call options, and write covered put and call options, on such futures contracts. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. A Fund's use of futures and related options is governed by the following guidelines, which can be changed by each Trust's board of trustees without shareholder vote:

          1. To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

          2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by any Fund that are held at any time will not exceed 20% of the Fund's net assets.

          3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

                             TRUSTEES AND OFFICERS

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH EACH TRUST       OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
E. Garrett Bewkes, Jr.**; 69      Trustee and    Mr. Bewkes is a director of,
                                Chairman of the    and consultant to Paine
                                   Board of        Webber Group Inc. ('PW
                                   Trustees        Group') (holding company of
                                                   PaineWebber and Mitchell
                                                   Hutchins). Prior to 1988, he
                                                   was chairman of the board,
                                                   president and chief
                                                   executive office of American
                                                   Bakeries Company. Mr. Bewkes
                                                   is also a director of
                                                   Interstate Bakeries
                                                   Corporation and NaPro
                                                   BioTherapeutics, Inc. and a
                                                   director or trustee of 24
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Meyer Feldberg; 53                  Trustee      Mr. Feldberg is Dean and
Columbia University                                Professor of Management of
101 Uris Hall                                      the Graduate School of
New York, New York 10027                           Business, Columbia
                                                   University. Prior to 1989,
                                                   he was president of the
                                                   Illinois Institute of
                                                   Technology. Dean Feldberg is
                                                   also a director of AMSCO
                                                   International Inc.,
                                                   Federated Department Stores
                                                   Inc., and New World
                                                   Communications Group
                                                   Incorporated and a director
                                                   or trustee of 16 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

George W. Gowen; 66                 Trustee      Mr. Gowen is a partner in the
666 Third Avenue                                   law firm of Dunnington,

New York, New York 10017                           Bartholow & Miller. Prior to
                                                   May 1994, he was a partner
                                                   in the law firm of Fryer,
                                                   Ross & Gowen. Mr. Gowen is
                                                   also a director of Columbia
                                                   Real Estate Investments,
                                                   Inc. and a director or
                                                   trustee of 14 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Frederic V. Malek; 59               Trustee      Mr. Malek is chairman of
901 15th Street, N.W.                              Thayer Capital Partners
Suite 300                                          (investment bank) and a
Washington, D.C. 20005                             co-chairman and director of
                                                   CB Commercial Group Inc.
                                                   (real estate). From January
                                                   1992 to November 1992, he
                                                   was campaign manager of
                                                   Bush-Quayle '92. From 1990
                                                   to 1992, he was vice
                                                   chairman and, from 1989 to
                                                   1990, he was president of
                                                   Northwest Airlines Inc., NWA
                                                   Inc. (holding company of
                                                   Northwest Airlines Inc.) and
                                                   Wings Holdings Inc. (holding
                                                   company of NWA Inc.). Prior
                                                   to 1989, he was employed by
                                                   the Marriott Corporation
                                                   (hotels, restaurants,
                                                   airline catering and
                                                   contract feeding), where he
                                                   most recently was an

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH EACH TRUST       OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
                                                   executive vice president and
                                                   president of Marriott Hotels
                                                   and Resorts. Mr. Malek is
                                                   also a director of American
                                                   Management Systems, Inc.,
                                                   Automatic Data Processing,
                                                   Inc., Avis, Inc., FPL Group,
                                                   Inc., ICF International,

                                                   Manor Care, Inc. National
                                                   Education Corporation and
                                                   Northwest Airlines Inc. and
                                                   a director or trustee of 14
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.
Judith Davidson Moyers; 60          Trustee      Mrs. Moyers is president of
Public Affairs Television                          Public Affairs Television,
356 W. 58th Street                                 Inc., an educational
New York, New York 10019                           consultant and a home
                                                   economist. Mrs. Moyers is
                                                   also a director of Ogden
                                                   Corporation and a director
                                                   or trustee of 14 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.
Margo N. Alexander; 48             President     Mrs. Alexander is president,
                                                   chief executive officer and
                                                   a director of Mitchell
                                                   Hutchins. Prior to January
                                                   1995, Mrs. Alexander was an
                                                   executive vice president of
                                                   PaineWebber. Mrs. Alexander
                                                   is also a director or
                                                   trustee of eight investment
                                                   companies and president of
                                                   31 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber
                                                   serves as investment
                                                   adviser.
Cynthia N. Bow; 37              Vice President   Ms. Bow is a vice president of
                                                   Mitchell Hutchins. Ms. Bow
                                                   has been with Mitchell
                                                   Hutchins since 1982. Ms. Bow
                                                   is also a vice president of
                                                   one other investment company
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser. (PW
                                                   Mutual Fund Trust only)
Teresa M. Boyle; 37             Vice President   Ms. Boyle is a first vice
                                                   president and
                                                   manager--advisory
                                                   administration of Mitchell
                                                   Hutchins. Prior to November
                                                   1993, she was Compliance
                                                   Manager of Hyperion Capital
                                                   Management, Inc., an
                                                   investment advisory firm.

                                                   Prior to April 1993, Ms.
                                                   Boyle was a vice president
                                                   and manager--legal
                                                   administration of Mitchell
                                                   Hutchins. Ms. Boyle is also
                                                   a vice president of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.
Gigi L. Capes; 31               Vice President   Ms. Capes is a vice president
                                 and Assistant     and the tax manager of the
                                   Treasurer       mutual fund finance division
                                                   of Mitchell Hutchins. Prior
                                                   to 1992, she was a tax
                                                   senior consultant with KPMG
                                                   Peat Marwick. Ms. Capes is
                                                   also a vice president and
                                                   assistant treasurer of 30
                                                   other

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH EACH TRUST       OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Joan L. Cohen; 31               Vice President   Ms. Cohen is a vice president
                                      and          and attorney of Mitchell
                                   Assistant       Hutchins. Prior to December
                                   Secretary       1993, she was an associate
                                                   at the law firm of Seward &
                                                   Kissel. Ms. Cohen is also a
                                                   vice president and assistant
                                                   secretary of 24 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

C. William Maher; 34            Vice President   Mr. Maher is a first vice
                                      and          president and asenior
                                   Assistant       manager of the mutual fund
                                   Treasurer       finance division of Mitchell
                                                   Hutchins. Mr. Maher is also
                                                   a vice president and

                                                   assistant treasurer of 31
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Dennis McCauley; 48             Vice President   Mr. McCauley is a managing
                                                   director and chief
                                                   investment officer--fixed
                                                   income of Mitchell Hutchins.
                                                   Prior to December 1994, he
                                                   was Director of Fixed Income
                                                   Investments of IBM
                                                   Corporation. Mr. McCauley is
                                                   also a vice president of 17
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

Ann E. Moran; 38                Vice President   Ms. Moran is a vice president
                                      and          of Mitchell Hutchins. Ms.
                                   Assistant       Moran is also a vice
                                   Treasurer       president of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Richard S. Murphy; 40           Vice President   Mr. Murphy is a senior vice
                                                   president of Mitchell
                                                   Hutchins. Prior to March
                                                   1994 Mr. Murphy was a vice
                                                   president at American
                                                   International Group. (PW
                                                   Mutual Fund Trust only)

Dianne E. O'Donnell; 43         Vice President   Ms. O'Donnell is a senior vice
                                      and          president and deputy general
                                   Secretary       counsel of Mitchell
                                                   Hutchins. Ms. O'Donnell is
                                                   also a vice president and
                                                   secretary of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.

Victoria E. Schonfeld; 45       Vice President   Ms. Schonfeld is a managing
                                                   director and general counsel
                                                   of Mitchell Hutchins. From
                                                   April 1990 to May 1994, she
                                                   was a partner in the law
                                                   firm of Arnold & Porter. Ms.

                                                   Schonfeld is also a vice
                                                   president of 31 other
                                                   investment companies for
                                                   which Mitchell

                                   POSITION           BUSINESS EXPERIENCE;
NAME AND ADDRESS*               WITH EACH TRUST       OTHER DIRECTORSHIPS
------------------------------  ---------------  ------------------------------
                                                   Hutchins or PaineWebber
                                                   serves as investment
                                                   adviser.
Paul H. Schubert; 33            Vice President   Mr. Schubert is a first vice
                                      and          president and a senior
                                   Assistant       manager of the mutual fund
                                   Treasurer       finance division of Mitchell
                                                   Hutchins. From August 1992
                                                   to August 1994, he was a
                                                   vice president at BlackRock
                                                   Financial Management, Inc.
                                                   Prior to August 1992, he was
                                                   an audit manager with Ernst
                                                   & Young LLP. Mr. Schubert is
                                                   also a vice president and
                                                   assistant treasurer of 31
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.
Julian F. Sluyters; 35          Vice President   Mr. Sluyters is a senior vice
                                      and          president and the director
                                   Treasurer       of the mutual fund finance
                                                   division of Mitchell
                                                   Hutchins. Prior to 1991, he
                                                   was an audit senior manager
                                                   with Ernst & Young LLP. Mr.
                                                   Sluyters is also a vice
                                                   president and treasurer of
                                                   31 other investment
                                                   companies for which Mitchell
                                                   Hutchins or PaineWebber
                                                   serves as investment
                                                   adviser.
Gregory K. Todd; 39             Vice President   Mr. Todd is a first vice
                                      and          president and associate
                                   Assistant       general counsel of Mitchell
                                   Secretary       Hutchins. Prior to 1993, he
                                                   was a partner in the firm of
                                                   Shereff, Friedman, Hoffman &

                                                   Goodman. Mr. Todd is also a
                                                   vice president and assistant
                                                   secretary of 31 other
                                                   investment companies for
                                                   which Mitchell Hutchins or
                                                   PaineWebber serves as
                                                   investment adviser.
William W. Veronda; 49          Vice President   Mr. Veronda is a senior vice
                                                   president of Mitchell
                                                   Hutchins. Prior to September
                                                   1995, he was a senior vice
                                                   president and general
                                                   manager at Invesco Funds
                                                   Group. (PW Municipal Series
                                                   only)
Keith A. Weller, 34             Vice President   Mr. Weller is a first vice
                                      and          president and associate
                                   Assistant       general counsel of Mitchell
                                   Secretary       Hutchins. From September
                                                   1987 to May 1995, he was an
                                                   attorney in private
                                                   practice. Mr. Weller is also
                                                   a vice president and
                                                   assistant secretary of 23
                                                   other investment companies
                                                   for which Mitchell Hutchins
                                                   or PaineWebber serves as
                                                   investment adviser.

------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mr. Bewkes is an 'interested person' of the Trusts as defined in the 1940 Act by virtue of his position with PW Group.

     PaineWebber Mutual Fund Trust pays trustees who are not 'interested persons' of the Trust ('disinterested trustees') $2,000 annually and PaineWebber Municipal Series pays its disinterested trustees $3,000 annually. Each Trust also pays its disinterested trustees $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of each Trust who are 'interested persons' of the Trust receive no compensation from the Trust. Trustees and officers of the Trusts own in the aggregate less than 1% of the shares of each Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trusts and the Funds, neither Trust requires any employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer. The table below includes certain information relating to the compensation of each Trust's current trustees who held office during the fiscal year ended February 28, 1995.

                               COMPENSATION TABLE

                                                                 PENSION OR
                                  AGGREGATE       AGGREGATE      RETIREMENT
                                 COMPENSATION    COMPENSATION     BENEFITS                           TOTAL
                                     FROM            FROM        ACCRUED AS       ESTIMATED       COMPENSATION
                                 PAINEWEBBER     PAINEWEBBER      PART OF A        ANNUAL           FROM THE
                                  MUNICIPAL      MUTUAL FUND       TRUST'S      BENEFITS UPON    TRUSTS AND THE
   NAME OF PERSON, POSITION        SERIES*          TRUST*        EXPENSES       RETIREMENT      FUND COMPLEX**
------------------------------   ------------    ------------    -----------    -------------    --------------
E. Garrett Bewkes, Jr.,
  Trustee and Chairman of the
  Board of Trustees...........      --              --             --              --                --
Meyer Feldberg,
  Trustee.....................      $3,750          $2,750         --              --               $106,375
George W. Gowen,
  Trustee.....................       3,500           2,500         --              --                 99,750
Frederic V. Malek,
  Trustee.....................       3,750           2,750         --              --                 99,750
Judith Davidson Moyers,
  Trustee.....................       3,250           2,500         --              --                 98,500

------------------
 * Represents fees paid to each trustee during the fiscal year ended February 28, 1995.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1995.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of California Tax-Free Income Fund and National Tax-Free Income Fund pursuant to a contract dated April 21, 1988 with PaineWebber Mutual Fund Trust, as supplemented by a Fee Agreement dated June 30, 1992 with respect to National Tax-Free Income Fund, and of Municipal High Income Fund and New York Tax-Free Income Fund pursuant to a contract with PaineWebber Municipal Series dated July 1, 1989 (each an 'Advisory Contract' and, collectively, the 'Advisory Contracts'). Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets (0.60% of average daily net assets in the case of Municipal High Income Fund and New York Tax-Free Income
Fund).

     Pursuant to their Advisory Contract and a substantially identical prior contract, for the fiscal years ended February 28, 1995, February 28, 1994, the fiscal period ended February 28, 1993 and the fiscal year ended November 30, 1992, California Tax-Free Income Fund paid (or accrued) to Mitchell Hutchins the amounts of $1,340,491, $1,662,653, $376,199 and $1,330,101, respectively, and
National Tax-Free Income Fund paid (or accrued) to Mitchell Hutchins the amounts of $2,891,059, $3,374,932, $695,966 and $2,136,708, respectively. Pursuant to their Advisory Contract, for the fiscal years ended February 28, 1995, February 28, 1994 and February 28, 1993, Municipal High Income Fund paid (or accrued) to Mitchell Hutchins the amounts of $768,555, $861,664 and $578,684 (of which $138,010 was waived), respectively, and New York Tax-Free Income Fund paid (or accrued) to Mitchell Hutchins the amounts of $481,509 (of which $10,398 was waived), $557,864 (of which $202,282 was waived) and $338,232 (of which $334,763 was waived), respectively.

     Under a Service Agreement with each Trust that is reviewed by each Trust's board of trustees annually, PaineWebber provides certain services to the Funds not otherwise provided by the Fund's transfer agent. Pursuant to the Service Agreement with PaineWebber Mutual Fund Trust, during the fiscal years ended February 28, 1995, February 28, 1994, the fiscal period ended February 28, 1993 and the fiscal year ended November 30, 1992, California Tax-Free Income Fund paid (or accrued) the amounts of $24,838, $26,755, $6,292 and $22,313, respectively, and National Tax-Free Income Fund paid (or accrued) the amounts of $64,620, $67,293, $14,710 and $47,399, respectively. Pursuant to the Service Agreement with PaineWebber Municipal Series, during the fiscal years ended February 25, 1995, February 28, 1994 and February 28, 1993, Municipal High Income Fund paid (or accrued) the amounts of $19,534, $19,512 and $14,818 (of which $12,855 was waived), respectively, and New York Tax-Free Income Fund paid (or accrued) the amounts of $10,747 (of which $3,734 was waived), $9,492 (all of which was waived) and $8,914 (all of which was waived), respectively.

     Under the terms of the applicable Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated between the appropriate Funds by or under the direction of the board of trustees in such manner as the board deems fair and equitable. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     As required by state regulation, Mitchell Hutchins will reimburse a Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently the most restrictive such limit applicable to a Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended February 28, 1995, February 28, 1994, for the fiscal period ended February 28, 1993 and for the fiscal year ended November 30, 1992, PaineWebber and Mitchell Hutchins were not required to reimburse either California Tax-Free Income Fund or National Tax-Free Income Fund pursuant to state limitations. With respect to Municipal High Income Fund and New York Tax-Free Income Fund, substantially all the fee waivers referred to above were voluntary and not required by state expense limitations. Mitchell Hutchins and/or PaineWebber voluntarily reimbursed New York Tax-Free Income Fund the following amounts during the fiscal years ended February 28, 1995, February 28, 1994 and February 28, 1993: none, none, and $104,834, respectively.

     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a Fund.

     The following table shows the approximate net assets as of December 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                               NET ASSETS
                    INVESTMENT CATEGORY                         ($ MIL)
------------------------------------------------------------   ----------
Domestic (excluding Money Market)...........................   $  5,674.6
Global......................................................      2,847.3

Equity/Balanced.............................................      2,810.4
Fixed Income (excluding Money Market).......................      5,711.5
     Taxable Fixed Income...................................      3,957.9
     Tax-Free Fixed Income..................................      1,753.6
Money Market Funds..........................................     20,622.2

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of the Funds under separate distribution contracts with each Trust dated July 7, 1993 and November 10, 1995 (collectively, 'Distribution Contracts'). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable Funds. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 7, 1993 and November 10, 1995, relating to the Class A, Class B and Class C shares of each Fund (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell each Fund's shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trusts in the manner prescribed under Rule 12b-1 under the 1940 Act ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, each Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Trust's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Trust's board of trustees, including those trustees who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3)

payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class of that Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not 'interested persons' of the Trust shall be committed to the discretion of the trustees who are not interested persons of the Trust.

     In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of the shares of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

     Under prior plans of distribution substantially similar to the Class A Plan, each Fund paid Mitchell Hutchins a monthly distribution fee computed at the same rate and in the same manner as the service fees under the Class A Plan.

     The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended February 28, 1995:

                  CALIFORNIA      NATIONAL                         NEW YORK
                   TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                  INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                  -----------    -----------    --------------    -----------
Class A........    $ 484,315     $  939,618        $175,612        $  8,076*
Class B........      361,590        634,659         282,845         129,831*
Class C........      286,597      1,041,736         221,147         144,885*

------------------
* During the fiscal year shown above, Mitchell Hutchins waived all or a portion of its distribution fees. If such waivers had not been made, for the Class A, Class B and Class C shares the actual fees which would have been paid by the Fund would have been $90,781, $165,807 and $205,191, respectively, for New York Tax-Free Income Fund.

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Funds during the fiscal year ended February 28, 1995:

                                    CLASS A

                            CALIFORNIA      NATIONAL                         NEW YORK
                             TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                            INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                            -----------    -----------    --------------    -----------

Marketing and
  advertising............   $   74,201     $  166,497        $ 29,142        $  16,726
Amortization of
  commissions............          N/A            N/A             N/A              N/A
Printing of prospectuses
  and statements of
  additional
  information............   $    1,689     $    5,036        $    641        $     323
Branch network costs
  allocated and interest
  expense................   $1,018,835     $2,775,356        $319,624        $ 156,867
Service fees paid to
  PaineWebber Investment
  executives.............   $  217,943     $  422,829        $ 79,025        $  40,851

                                        CLASS B

                            CALIFORNIA      NATIONAL                         NEW YORK
                             TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                            INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                            -----------    -----------    --------------    -----------
Marketing and
  advertising............   $   20,346     $   27,105        $ 20,070        $  18,623
Amortization of
  commissions............   $  192,462     $  317,134        $156,411        $ 100,185
Printing of prospectuses
  and statements of
  additional
  information............   $      419     $      810        $    434        $     350
Branch network costs
  allocated and interest
  expense................   $  300,304     $  489,559        $237,482        $ 169,330
Service fees paid to
  PaineWebber Investment
  executives.............   $   40,679     $   71,396        $ 31,820        $  18,652

                                                 (Table continued on next page)

(Table continued from previous page)

                                        CLASS C

                            CALIFORNIA      NATIONAL                         NEW YORK
                             TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                            INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                            -----------    -----------    --------------    -----------

Marketing and
  advertising............   $   28,623     $   74,955        $ 36,904        $  35,304
Amortization of
  commissions............   $   71,303     $  252,555        $ 52,057        $  38,205
Printing of prospectuses
  and statements of
  additional
  information............   $      722     $    2,598        $    811        $     674
Branch network costs
  allocated and interest
  expense................   $  395,166     $1,258,426        $406,036        $ 289,121
Service fees paid to
  PaineWebber Investment
  executives.............   $   43,002     $  156,261        $ 33,173        $  30,778

     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Fund's shares, including the PaineWebber retail branch system.

     In approving each Fund's overall Flexible Pricing(Service Mark) system of distribution, the Trust's board of trustees considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders; (2) facilitate distribution of the Fund's shares; and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan for each Fund, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case,
(3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan for each Fund, the trustees considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer

Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan for each Fund, the trustees considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.


     Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the fiscal years and the fiscal period set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                        CALIFORNIA TAX-FREE INCOME FUND

                      FOR FISCAL
                      YEARS ENDED         FOR FISCAL          FOR FISCAL
                     FEBRUARY 28,        PERIOD ENDED         YEAR ENDED
                  -------------------    FEBRUARY 28,        NOVEMBER 30,
                   1995        1994          1993                1991
                  -------    --------    ------------    ---------------------
Earned.........   $88,183    $322,044      $103,126           $   983,477
Retained.......     6,470       8,324         8,060                52,384

                         NATIONAL TAX-FREE INCOME FUND

                       FOR FISCAL
                      YEARS ENDED          FOR FISCAL          FOR FISCAL
                      FEBRUARY 28,        PERIOD ENDED         YEAR ENDED
                  --------------------    FEBRUARY 28,        NOVEMBER 30,
                    1995        1994          1993                1991
                  --------    --------    ------------    ---------------------
Earned.........   $195,108    $732,825      $171,586           $ 1,120,935
Retained.......     14,852      47,024        18,456                53,883

                           MUNICIPAL HIGH INCOME FUND

                    FOR THE FISCAL YEARS ENDED
                           FEBRUARY 28,
                  -------------------------------
                   1995        1994        1993
                  -------    --------    --------
Earned.........   $59,937    $250,560    $305,660
Retained.......     4,449      17,606      21,445

          NEW YORK TAX-FREE INCOME FUND

                    FOR THE FISCAL YEARS ENDED

                           FEBRUARY 28,
                  -------------------------------
                   1995        1994        1993
                  -------    --------    --------
Earned.........   $38,348    $170,247    $235,075
Retained.......     2,923      11,171      16,802

     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class B shares for the fiscal year ended February 28, 1995:

  CALIFORNIA        NATIONAL                          NEW YORK
   TAX-FREE         TAX-FREE      MUNICIPAL HIGH      TAX-FREE
  INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
---------------  ---------------  ---------------  ---------------
   $280,699         $423,583         $239,162         $168,594

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each Trust's board of trustees, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Each Fund effects its portfolio transactions with municipal bond dealers. Municipal securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Since inception, the Funds have not paid any brokerage commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by dealers or brokers with or through which the Funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Funds. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.

     Investment decisions for the Funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund involved and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     No Fund will purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to a Fund.

     PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended February 28, 1995 and February 28, 1994, respectively, the portfolio turnover rates for the Funds were: California Tax-Free Income Fund--10.61% and 36.73%; National Tax-Free Income Fund--59.85% and 15.87%; Municipal High Income Fund--28.44% and 23.19%; and New York Tax-Free Income Fund--6.30% and 8.14%.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES


     COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of shares of

Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of

Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing System on July 1, 1991 ('CDSC Funds'). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of a Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of each Fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee, and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objectives, policies and restrictions.

     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by a Fund of sufficient shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under 'Dividends and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or the Transfer Agent. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five business days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in a Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described below under 'Taxes'.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SERVICE MARK);

PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED) (RMA(REGISTERED))

     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation

Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at anytime, but may take up to two weeks to become effective.

     The terms of the Plan or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity,

       including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     o automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

     Class B shares of each Fund will automatically convert to Class A shares, based on the relative net asset values of each of the Classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If a shareholder acquired Class B shares of a Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion is determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     Under normal circumstances, the net asset values per share of the two Classes of each Fund will be the same. However, if a Fund's accrued expenses on any Business Day were to exceed the Fund's accrued income for that Business Day, the net asset value per share of the Class B shares could be lower than that of the Class A shares because of the higher ongoing expenses borne by the Class B shares. If such a divergence existed on a conversion date, a shareholder would receive fewer Class A shares than the number of Class B shares converted, although the dollar value would be the same. Mitchell Hutchins considers the possibility of such an occurrence to be remote.

     The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of each Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

     Each Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. All other assets will be valued at fair value as determined in good faith by or under the direction of each Trust's boards of trustees.

                            PERFORMANCE INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in a Fund's Performance Advertisements are calculated according to the following formula:

  P(1 + T)n    =    ERV

where:    P    =    a hypothetical initial payment of $1,000 to purchase shares of a specified Class

          T    =    average annual total return of shares of that Class

          n    =    number of years

        ERV    =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value. Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). A Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for the Class A, Class B and Class C (formerly Class D) shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                              CALIFORNIA TAX-FREE             NATIONAL TAX-FREE              MUNICIPAL HIGH
                                  INCOME FUND                    INCOME FUND                   INCOME FUND
                          ----------------------------   ---------------------------   ---------------------------
                          CLASS A    CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                          -------    -------   -------   -------   -------   -------   -------   -------   -------
One year ended February
  28, 1995:
  Standardized Return*...   (4.22)%   (5.85)%   (1.45)%   (4.61)%   (6.29)%   (1.88)%   (5.96)%   (7.67)%   (3.26)%
  Non-Standardized
    Return...............   (0.18)%   (0.85)%   (0.70)%   (0.63)%   (1.29)%   (1.13)%   (2.03)%   (2.67)%   (2.51)%
Ten years or since
  Inception** to February
  28, 1995:
  Standardized Return*...    7.64%     5.15%     4.09%     8.51%     5.51%     4.32%     7.46%     5.71%     3.82%
  Non-Standardized
    Return...............    8.11%     5.63%     4.09%     8.96%     5.98%     4.32%     8.03%     6.18%     3.82%
Five years ended February
  28, 1995:
  Standardized Return*...    6.04%       NA        NA      6.23%       NA        NA      6.44%       NA        NA
  Non-Standardized
    Return...............    6.90%       NA        NA      7.10%       NA        NA      7.32%       NA        NA

                               NEW YORK TAX-FREE
                                  INCOME FUND
                           --------------------------
                           CLASS A  CLASS B   CLASS C
                           -------  -------   -------
One year ended February
  28, 1995:
  Standardized Return*...   (4.80)%   (6.57)%  (1.95)%
  Non-Standardized
    Return...............   (0.83)%   (1.57)%  (1.20)%
Ten years or since
  Inception** to February
  28, 1995:
  Standardized Return*...    7.00%    6.18%     4.63%
  Non-Standardized
    Return...............    7.68%    6.64%     4.63%
Five years ended February
  28, 1995:
  Standardized Return*...    6.75%      NA        NA
  Non-Standardized
    Return...............    7.64%      NA        NA


------------------

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.

** The inception dates for the Class A shares of the Funds are as follows:
   California Tax-Free Income Fund--September 16, 1985; National Tax-Free Income Fund--December 3, 1984; Municipal High Income Fund--June 23, 1987; and New York Tax-Free Income Fund--September 23, 1988. The inception dates for the Class B shares and Class C shares (formerly Class D shares) of each Fund are July 1, 1991 and July 2, 1992, respectively.

     YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares (formerly Class D shares)) at the end of the Period. Yield quotations are calculated according to the following formula:


                    (  a-b     )6
     YIELD   =   2 [( ----- + 1)  -1]
                    (  cd      )

     where: a    =    interest earned during the Period attributable to a
                      Class of shares
            b    =    expenses accrued for the Period attributable to a
                      Class of shares (net of reimbursements)
            c    =    the average daily number of shares of the Class
                      outstanding during the Period that were
                      entitled to receive dividends
            d    =    the maximum offering price per share (in the case
                      of Class A shares) or the net asset value per share
                      (in the case of Class B and Class C shares) on the last day of the Period.

     Except as noted below, in determining net investment income earned during the Period (variable 'a' in the above formula), a Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by a Fund, interest earned during the

Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable 'd' in the above formula), a Fund's current maximum 4% initial sales charge on Class A shares is included. The Funds had the following yields for the 30-day period ended February 28, 1995:

                                  CLASS A     CLASS B     CLASS C
                                  -------     -------     -------
California Tax-Free Income
  Fund........................      5.32%       4.79%       5.03%
National Tax-Free Income
  Fund........................      5.32        4.80        5.04
Municipal High Income Fund....      6.11        5.63        5.88
New York Tax-Free Income
  Fund........................      5.16        4.64        4.87

     Tax-exempt yield is calculated according to the same formula except that variable 'a' equals interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

TAX EQUIVALENT YIELD = (  E    )
                       ( ----- ) + t
                       (  1 - p)

       E =    tax-exempt yield of a Class of shares
       p =    stated income tax rate
       t  =   taxable yield of a Class of shares

     The tax-equivalent yield of California Tax-Free Income Fund assumes a 46.24% combined effective California and federal tax rate. The tax-equivalent yield of New York Tax-Free Income Fund assumes a 46.88% effective New York State, New York City and federal tax rate. The tax-equivalent yield of each of National Tax-Free Income Fund and Municipal High Income Fund assumes a 39.6% effective federal tax rate.

     The Funds had the following tax-equivalent yields for the 30-day period ended February 28, 1995:

                                  CLASS A     CLASS B     CLASS C
                                  -------     -------     -------

California Tax-Free Income
  Fund........................      9.88%       8.89%       9.36%
National Tax-Free Income
  Fund........................      8.81        7.93        8.34
Municipal High Income Fund....     10.12        9.30        9.74
New York Tax-Free Income
  Fund........................      9.70        8.72        9.17

     OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indexes, including (but not limited to) the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.

     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     Each Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     FEDERAL TAXES. In order to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code plus its investment company taxable income (consisting generally of taxable net investment income plus net short-term capital gain) and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ('Short-Short Limitation'); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, 'substantial user' is defined to include a 'non-exempt person' who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber or MH/KP fund without paying a sales charge due to the 365-day reinstatement privilege or exchange privilege. See 'Reduced Sales Charges--Reinstatement Privilege--Class A shares' above and 'Exchanges' in the Prospectus. In these cases, any gain on the disposition of the Class A shares would be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the PaineWebber fund shares subsequently acquired. In addition, if shares of a Fund are purchased within 30 days before or after redeeming that Fund's shares (regardless of Class) at a loss, that loss will not be deductible to the extent the redemption proceeds are reinvested and will increase the basis of the newly purchased shares.

     Although no Fund currently expects to invest in instruments that generate taxable interest income, if a Fund does so, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits, and only the remaining portion will qualify as an 'exempt-interest dividend' (as described in the Prospectus). The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as exempt-interest may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Each Fund invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by any Fund is eligible for the dividends-received deduction allowed to corporations.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The use of hedging and option income strategies, such as writing (selling)

and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Income from transactions in options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a 'designated hedge' will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     CALIFORNIA TAXES. Individual shareholders of California Tax-Free Income Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on obligations of U.S. possessions or territories) ('exempt-interest dividends'), provided that the Fund qualifies as a RIC under the Internal Revenue Code and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation under the laws or Constitution of California or the laws of the United States. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions by California Tax-Free Income Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. Moreover, under California legislation incorporating certain portions of the provisions of the Internal Revenue Code applicable to RICs, amounts treated as capital gain distributions for federal income tax purposes generally will be treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

     Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the California alternative minimum tax.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of California Tax-Free Income Fund will not be deductible for California personal income tax purposes.

     Shares of California Tax-Free Income Fund will not be subject to the California property tax.

     NEW YORK TAXES. Individual shareholders of New York Tax-Free Income Fund will not be required to include in their gross income for New York State purposes any portion of distributions received from the Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including the City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law provided that the Fund qualifies as a RIC under the Internal Revenue Code and satisfies the requirements that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income. However, distributions by the Fund, if any, that are derived from interest earned on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from personal income taxation for New York State and City purposes, provided that at least 50% of the value of its total assets at the close of each quarter of its taxable year is invested in such federal obligations. Distributions to individual shareholders by the Fund which represent long-term capital gains for federal income tax purposes will be treated as long-term capital gains for New York State and City personal income tax purposes.

     Shareholders of New York Tax-Free Income Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their 'entire net income' for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes.

     Shareholders of New York Tax-Free Income Fund will not be subject to the unincorporated business taxation imposed by the City solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by the Fund will be subject to such tax except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).

     Shares of New York Tax-Free Income Fund will not be subject to property taxes imposed by New York State or the City.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the New York Tax-Free Income Fund generally will not be deductible for New York State personal income tax purposes.

     Interest income of the Fund which is distributed to the shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

     The foregoing is a general summary of certain provisions of federal, California and New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of the Funds. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

     TAX-FREE INCOME VS. TAXABLE INCOME--NATIONAL TAX-FREE INCOME FUND AND MUNICIPAL HIGH INCOME FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1995 federal individual income tax rates. For example, a couple with taxable income of $90,000 in 1995, or single individuals with taxable income of $55,000 in 1995, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.70% taxable yield to receive the same benefit.

               TABLE I. 1995 FEDERAL TAXABLE VS. TAX-FREE YIELDS*


                                                                 A TAX-FREE YIELD OF
    TAXABLE INCOME (000'S)                          ---------------------------------------------
-------------------------------                     4.00%     5.00%     6.00%     7.00%     8.00%
   SINGLE            JOINT          FEDERAL TAX     -----     -----     -----     -----     -----
   RETURN            RETURN           BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
------------     --------------     -----------     ---------------------------------------------
$    0-- 22.1    $     0-- 36.9        15.00%       4.71%     5.88%     7.06%      8.24%     9.41%
  22.1-- 53.5       36.9-- 89.2        28.00        5.56      6.94      8.33       9.72     11.11
  53.5--115.0       89.2--140.0        31.00        5.80      7.25      8.70      10.14     11.59

 115.0--250.0      140.0--250.0        36.00        6.25      7.81      9.38      10.94     12.50
   Over 250.0        Over 250.0        39.60        6.62      8.28      9.93      11.59     13.25

------------------
* See note following Table III.

     TAX-FREE INCOME VS. TAXABLE INCOME--CALIFORNIA TAX-FREE INCOME FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1995 individual federal and 1996 California personal income tax rates. For example, a California couple with taxable income of $90,000, or a single California individual with taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn a 9.59% taxable yield to receive the same benefit.

    TABLE II. 1995 FEDERAL AND 1996 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*

(See notes 1-4 below)
                                             EFFECTIVE                   A TAX-FREE YIELD OF
           TAXABLE INCOME (000'S)           CALIFORNIA      ---------------------------------------------
      ---------------------------------         AND         4.00%     5.00%     6.00%     7.00%     8.00%
          SINGLE             JOINT          FEDERAL TAX     -----     -----     -----     -----     -----
          RETURN             RETURN           BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
      --------------     --------------     -----------     ---------------------------------------------
      $  18.1-- 23.4     $  36.1-- 39.0        20.10%       5.01%     6.26%     7.51%      8.76%    10.01%
         23.4-- 25.1        39.0-- 50.2        32.32        5.91      7.39      8.87      10.34     11.82
         25.1-- 31.7        50.2-- 63.4        33.76        6.04      7.55      9.06      10.57     12.08
         31.7-- 56.6        63.4-- 94.3        34.70        6.13      7.66      9.19      10.72     12.25
         56.6--118.0        94.3--143.6        37.42        6.39      7.99      9.59      11.19     12.78
        118.0--256.5       143.6--256.5        41.95        6.89      8.61      10.34     12.06     13.78
          Over 256.5         Over 256.5        45.22        7.30      9.13      10.95     12.78     14.60


1. Net amount subject to federal income tax after deductions and exemptions. Assumes that all income is ordinary income.

2. The income ranges shown for 1996 reflect federal and California income brackets for 1995. Inflation adjusted income brackets for 1996 are not yet available.

3. The rates shown reflect federal and California rates for 1996 in effect as of the date hereof. Those rates are still subject to change with retroactive effect for 1996.

4. Excludes the impact of the phase out of personal exemptions, limitations on itemized deductions and other credits, exclusions and adjustments which may increase a taxpayer's marginal tax rate as well as the effect of certain levels of income (including tax exempt income) on the taxability of social security payments.
------------------
* See note following Table III.

     TAX-FREE INCOME VS. TAXABLE INCOME--NEW YORK TAX-FREE INCOME FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 1995 federal individual, and New York State and New York City personal, income tax rates. For example, a New York City couple with taxable income of $90,000 in 1995, whose investments earn a 4% tax-free yield, would have to earn a 6.59% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1995 would have to earn a 6.27% taxable yield to realize a 4% tax-free yield.

     Single taxpayers may also take advantage of high tax-free income. For example, a single individual with taxable income of $55,000 in 1995 who lives in New York City and whose investments earn a 4% tax-free yield, would have to earn a 6.59% taxable yield to receive the same benefit. A single individual with taxable income of $55,000 in 1995, who lives in New York State outside of New York City would have to earn a 6.27% taxable yield to realize a 4% tax-free yield.

       TABLE III. 1995 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*

                                                                         A TAX-FREE YIELD OF
           TAXABLE INCOME (000'S)            COMBINED       ---------------------------------------------
      ---------------------------------      FEDERAL/       4.00%     5.00%     6.00%     7.00%     8.00%
          SINGLE             JOINT            NYS/NYC       -----     -----     -----     -----     -----
          RETURN             RETURN         TAX BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
      --------------     --------------     -----------     ---------------------------------------------
      $     0-- 22.1     $     0-- 36.9        25.19%       5.35%     6.68%      8.02%     9.36%    10.69%
         22.1-- 53.5        36.9-- 89.2        36.64        6.31      7.89       9.47     11.05     12.63
         53.5--115.0        89.2--140.0        39.32        6.59      8.24       9.89     11.54     13.18
        115.0--250.0       140.0--250.0        43.71        7.11      8.88      10.66     12.44     14.21
          Over 250.0         Over 250.0        46.88        7.53      9.41      11.29     13.18     15.06

                                                                          A TAX-FREE YIELD OF
           TAXABLE INCOME (000'S)                            ---------------------------------------------
      ---------------------------------       COMBINED       4.00%     5.00%     6.00%     7.00%     8.00%
          SINGLE             JOINT          FEDERAL/NYS      -----     -----     -----     -----     -----
          RETURN             RETURN         TAX BRACKET      IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
      --------------     --------------     ------------     ---------------------------------------------
      $     0-- 22.1     $     0-- 36.9         21.45%       5.09%     6.37%      7.64%     8.91%    10.19%

         22.1-- 53.5        36.9-- 89.2         33.47        6.01      7.52       9.02     10.52     12.02
         53.5--115.0        89.2--140.0         36.24        6.27      7.84       9.41     10.98     12.55
        115.0--250.0       140.0--250.0         40.86        6.76      8.45      10.15     11.84     13.53
          Over 250.0         Over 250.0         44.19        7.17      8.96      10.75     12.54     14.33

------------------
*Single rate assumes no dependents; joint rate assumes two dependents. The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and, in the case of California Tax-Free Income Fund, from California personal income tax and, in the case of New York Tax-Free Income Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this Statement of Additional Information; such rates might change after that date. The effective rates reflect the highest tax bracket within each range of income listed. However, a California or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions (other than California, New York State and New York City personal income taxes in the case of Tables II and
 III).

                               OTHER INFORMATION

     The names of the Trusts are PaineWebber Mutual Fund Trust and PaineWebber Municipal Series. Prior to April 6, 1992, the name of PaineWebber Mutual Fund Trust was PaineWebber California Tax-Free Income Fund and its sole operating series was designated as 'Initial Series.' Prior to July 1, 1991, the name of this Trust was PaineWebber California Tax-Exempt Income Fund. Prior to June 30, 1992, National Tax-Free Income Fund was a series of a different Massachusetts business trust, PaineWebber Managed Municipal Trust. Prior to July 1, 1991, the name of Municipal High Income Fund was 'PaineWebber Classic High Yield Municipal Fund' and prior to July 1, 1989, its name was 'PaineWebber High Yield Municipal Bond Fund.' Prior to July 1, 1991, the name of New York Tax-Free Income Fund was 'PaineWebber Classic New York Tax-Free Fund.' Prior to November 10, 1995, the Funds' Class C shares were known as 'Class D' shares.

     Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or a Fund. However, the Declaration of Trust disclaims shareholder liability for the obligations of the Trust or a Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trust's trustees or by any officers or officer by or on behalf of a Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of a Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C., 20036-1800, counsel to the Funds, has passed upon the legality of the shares offered by the Funds' Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Tax-Free Income Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103, serves as counsel to New York Tax-Free Income Fund with respect to New York law.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                              FINANCIAL STATEMENTS

     The Funds' Annual Report to Shareholders for the fiscal year ended February 28, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                                                        APPENDIX

THE FUNDS MAY USE THE FOLLOWING HEDGING AND OPTION INCOME INSTRUMENTS:

     OPTIONS ON DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price. Options on debt securities are traded primarily in the OTC market rather than on any of the several options exchanges. At present, only options on U.S. Treasury securities are listed for trading on any recognized exchange.

     OPTIONS ON INDEXES OF DEBT SECURITIES--An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indexes of debt securities do not exist.

     MUNICIPAL BOND INDEX FUTURES CONTRACTS--A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     MUNICIPAL DEBT FUTURES CONTRACTS--A municipal debt futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of municipal debt security called for in the contract at a specified future time and at a specified price. Currently there is no public market for municipal debt futures contracts.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

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                                       62

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Investment Policies and Restrictions...........     1
Hedging and Related Income Strategies..........    25
Trustees and Officers..........................    31
Investment Advisory and Distribution
  Arrangements.................................    36
Portfolio Transactions.........................    42
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services....    43
Conversion of Class B Shares...................    47
Valuation of Shares............................    48
Performance Information........................    49
Taxes..........................................    53
Other Information..............................    59
Financial Statements...........................    60
Appendix.......................................    61



                             PAINEWEBBER CALIFORNIA
                              TAX-FREE INCOME FUND
                              PAINEWEBBER NATIONAL
                              TAX-FREE INCOME FUND
                             PAINEWEBBER MUNICIPAL
                                HIGH INCOME FUND
                              PAINEWEBBER NEW YORK
                              TAX-FREE INCOME FUND

                            ------------------------

                            STATEMENT OF ADDITIONAL
                                  INFORMATION


                            ------------------------

                                  PAINEWEBBER

                            ------------------------

                 NOVEMBER 10, 1995, AS REVISED JANUARY 22, 1996

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(Copyright) 1996 PaineWebber Incorporated

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